LOAN AND SECURITY AGREEMENT

      THIS LOAN AND SECURITY AGREEMENT (as it may be amended, this "Agreement") is entered into on April 28, 2000, by and among BANC OF AMERICA COMMERCIAL FINANCE CORPORATION THROUGH ITS COMMERCIAL FUNDING DIVISION (together with its successors and assigns, "LENDER"), having an address at 1177 Avenue of the Americas, 36th Floor, New York, New York 10036 and WILLCOX & GIBBS, INC., a Delaware corporation ("WILLCOX"); MACPHERSON MEISTERGRAM, INC., a North Carolina corporation ("MACPHERSON"); LEADTEC SYSTEMS, INC., a Delaware corporation ("LEADTEC"); EMTEX LEASING CORPORATION, a Georgia corporation ("EMTEX"); WG APPAREL, INC., a Delaware corporation ("WG"); CLINTON MACHINERY CORPORATION, a Delaware corporation ("CLINTON MACHINERY"); CLINTON MANAGEMENT CORP., a Florida corporation ("CLINTON MANAGEMENT"); CLINTON LEASING CORP., a Florida corporation ("CLINTON LEASING"); CLINTON EQUIPMENT CORP., a Florida corporation ("CLINTON EQUIPMENT"); J&E SEWING SUPPLIES, INC., a New York corporation ("J&E"); W&G DAON, INC., a Delaware corporation ("DAON"); and PARADISE COLOR INCORPORATED, a Florida corporation ("PARADISE;" Willcox, Macpherson, Leadtec, Emtex, WG, Clinton Machinery, Clinton Management, Clinton Leasing, Clinton Equipment, J&E, Daon and Paradise are referred to herein individually as a "BORROWER" and collectively as "Borrowers"), whose chief executive offices are located at the Addresses set forth in Section 9(j) of Schedule A ("BORROWERS' ADDRESS"). The Schedules to this Agreement are an integral part of this Agreement and are incorporated herein by reference. Terms used, but not defined elsewhere, in this Agreement are defined in Schedule B.

                                R E C I T A L S:

      Borrowers have requested that Lender make available a revolving loan facility to Borrowers, which shall be used by Borrowers to finance their mutual and collective enterprise of distribution of replacement parts, supplies and ancillary equipment to the apparel and other sewn products industry.

      In order to utilize the financial powers of each Borrower in the most efficient and economical manner, and in order to facilitate the financing of each Borrower's needs, Lender will make revolving loans to all Borrowers under the loan facility on a combined basis and in accordance with the provisions hereinafter set forth. Borrowers' business is a mutual and collective enterprise, and Borrowers believe that the consolidation of all loans under this Agreement will enhance the aggregate borrowing powers of each Borrower and ease the administration of their loan relationship with Lender, all to the mutual advantage of Borrowers. Lender's willingness to extend credit to Borrowers and to administer each Borrower's collateral security therefor, on a combined basis as more fully set forth in this Agreement, is done solely as an accommodation to Borrowers and at Borrowers' request in furtherance of Borrowers' mutual and collective enterprise.

      Each Borrower has agreed to guarantee the obligations of each of the other Borrowers under this Agreement and each of the other Loan Documents.

      NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto hereby agree as follows:

1.    LOANS AND CREDIT ACCOMMODATIONS.

      1.1 AMOUNT. Subject to the terms and conditions contained in this Agreement and satisfaction of all of the conditions precedent set forth in Schedule C attached hereto in form and substance satisfactory to Lender in its sole discretion, Lender will:

            (a) REVOLVING LOANS AND CREDIT ACCOMMODATIONS. From time to time during the Term at any Borrower's request and, provided that no Event of Default exists, make revolving loans to Borrowers ("REVOLVING LOANS"), and may (as provided in Section 1.3 hereof) make letters of credit, bankers acceptances and other credit accommodations ("CREDIT ACCOMMODATIONS") available to Borrowers, in each case, to the extent that there is sufficient Availability at the time of such request to cover, dollar for dollar, the requested Revolving Loan or Credit Accommodation; PROVIDED, that after giving effect to such Revolving Loan or Credit Accommodation, (x) the outstanding balance of all monetary Obligations (INCLUDING the principal balance of any Term Loan and, solely for the purpose of determining compliance with this provision, the Credit Accommodation Balance) will not exceed the Maximum Facility Amount set forth in Section 1(a) of Schedule A and (y) none of the other Loan Limits set forth in Section 1 of Schedule A will be exceeded. For this purpose, "AVAILABILITY" means: (i) the aggregate amount of Eligible Accounts, Eligible Extended Accounts and Eligible Foreign Accounts multiplied by the applicable Accounts Advance Rates set forth in Section 1(b)(i) of Schedule A, but not to exceed the Accounts Sublimits set forth in Section 1(c) of Schedule A;

                                      PLUS

                  (ii) the  value of  Eligible  Inventory,  Eligible  In-Transit
            Inventory and Eligible Leased Inventory multiplied by the applicable Inventory Advance Rates set forth in Section 1(b)(ii) of Schedule A, but not to exceed the applicable Inventory Sublimits set forth in
            Section 1(d) of Schedule A;

                                      PLUS

                  (iii) the face  amount of each  Barudan LC  multiplied  by the
            Barudan LC Advance Rate set forth in Section 1(b)(iii) of Schedule A, but not to exceed, in the aggregate, the Barudan LC Sublimit set forth in Section 1(e) of Schedule A;

                                      PLUS

                  (iv) at any time the New LC Loan Conditions have been satisfied, as determined by Lender in its sole discretion, the face amount of the New LC multiplied by 90%, but not to exceed, in the aggregate, $2,000,000 (provided, that such amount shall be reduced to $0 five days prior to the expiration date of the New LC);

                                      MINUS

                  (v) all  Reserves  which  Lender has  established  pursuant to
            Section 1.2 (including those to be established in connection with the requested Revolving Loan or Credit Accommodation);

                                      MINUS

                  (vi)  the   outstanding   balance  of  all  of  the   monetary
            Obligations (EXCLUDING the Credit Accommodation Balance and the principal balance of the Term Loan); and

                                      PLUS

                  (vii) the  Overadvance  Amount,  if any,  set forth in Section
            1(h) of Schedule A.

            (b) TERM LOAN. On the date of this Agreement, make (i) an advance to Borrowers computed with respect to the value of Borrowers' Eligible Equipment (the "EQUIPMENT ADVANCE") in the principal amount, if any, set forth in Section 2(a)(i) of Schedule A, and (ii) an advance to Borrowers computed with respect to the value of Borrowers' Eligible Real Property (the "REAL PROPERTY ADVANCE") in the principal amount, if applicable, set forth in Section 2(a)(ii) of Schedule
A. The Equipment Advance and the Real Property Advance are collectively referred to as the "TERM LOAN."

      1.2 RESERVES. Lender may from time to time establish and revise such reserves as Lender deems appropriate in its sole discretion exercised in good faith ("RESERVES") to reflect (i) events, conditions, contingencies or risks which adversely affect or may adversely affect (A) the Collateral or its value, or the security interests and other rights of Lender in the Collateral or (B) the assets, business or prospects of any Borrower or any Obligor, (ii) Lender's good faith determination that any Collateral report or financial information furnished by or on behalf of any Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect, (iii) any fact or circumstance which Lender determines in good faith constitutes a Default or Event of Default or (iv) any other events or circumstances which Lender determines in good faith make the establishment or revision of a Reserve prudent. Without limiting the foregoing, Lender shall (x) in the case of each Credit Accommodation issued for the purchase of Inventory (a) which meets the criteria for Eligible Inventory set forth in clauses (i), (ii), (iii), (v) and
(vi) of the definition of Eligible Inventory, (b) which is or will be in transit to one of the locations set forth in Section 9(d) of Schedule A, (c) which is fully insured in a manner satisfactory to Lender and (d) with respect to which Lender is in possession of all bills of lading and all other documentation which Lender has requested, all in form and substance satisfactory to Lender in its sole discretion, establish a Reserve equal to the cost of such Inventory (plus all duties, freight, taxes, insurance, costs and other charges and expenses relating to such Credit Accommodation or such Eligible Inventory) multiplied by a percentage equal to 100% minus the Inventory Advance Rate then applicable to such Inventory and (y) in the case of any other Credit Accommodation issued for any purpose, establish a Reserve equal to the full amount of such Credit Accommodation plus all costs and other charges and expenses relating to such

Credit Accommodation. In addition, (x) Lender shall establish a permanent Reserve in the amount, if any, set forth in Section 1(g) of Schedule A, and (y) if the outstanding principal balance of the Term Loan advance with respect to Eligible Equipment exceeds the percentage set forth in Section 2(a)(i) of Schedule A of the appraised value of such Eligible Equipment, Lender may establish an additional Reserve in the amount of such excess (and, for this purpose, if payments of principal on the Term Loan advances against Eligible Equipment and Eligible Real Property are not calculated separately, payments of principal of the Term Loan made by Borrowers shall be deemed to apply to the Term Loan advance with respect to Eligible Equipment and Eligible Real Property, respectively, in proportion to the original principal amounts of such advances). Lender may, in its discretion, establish and revise Reserves by deducting them in determining Availability or by reclassifying Eligible Accounts, Eligible Extended Accounts and Eligible Foreign Accounts or Eligible Inventory, Eligible In-Transit Inventory and Eligible Leased Inventory as ineligible. In no event shall the establishment of a Reserve in respect of a particular actual or contingent liability obligate Lender to make advances hereunder to pay such liability or otherwise obligate Lender with respect thereto.

      1.3 OTHER PROVISIONS APPLICABLE TO CREDIT ACCOMMODATIONS. Lender may, in its sole discretion and on terms and conditions acceptable to Lender, make Credit Accommodations available to Borrowers either by issuing them, or by causing other financial institutions to issue them supported by Lender's guaranty or indemnification; PROVIDED, that after giving effect to each Credit Accommodation, the Credit Accommodation Balance will not exceed the Credit Accommodation Limit set forth in Section 1(f) of Schedule A. Any amounts paid by Lender in respect of a Credit Accommodation will be treated for all purposes as a Revolving Loan which shall be secured by the Collateral and bear interest, and be payable, in the same manner as a Revolving Loan. Borrowers shall have no obligation to enter into any Credit Accommodation made available to Borrowers by Lender, but in the event Borrowers accept any such Credit Accommodations made available by Lender, Borrowers shall execute all documentation required by Lender or the issuer of any Credit Accommodation in connection with any such Credit Accommodation. Borrowers may not procure Credit Accommodations from any other Person without the prior written consent of Lender.

      1.4 REPAYMENT. Accrued interest on all monetary Obligations shall be payable on the first day of each month. Principal of the Term Loan shall be repaid as set forth in Section 2(b) of Schedule A. If at any time any of the Loan Limits are exceeded, Borrowers will immediately pay to Lender such amounts (or provide cash collateral to Lender with respect to the Credit Accommodation Balance in the manner set forth in Section 7.3), as shall cause Borrowers to be in full compliance with all of the Loan Limits. Notwithstanding the foregoing, Lender may, in its sole discretion, make or permit Revolving Loans, the Term Loan, any Credit Accommodations or any other monetary Obligations to be in excess of any of the Loan Limits; PROVIDED, that Borrowers shall, upon Lender's demand, pay to Lender such amounts as shall cause Borrowers to be in full compliance with all of the Loan Limits. All unpaid monetary Obligations shall be payable in full on the Maturity Date (as defined in Section 7.1) or, if earlier, the date of any early termination pursuant to Section 7.2. If any amount payable under this Agreement is due on a day that is not a Business Day, such amount shall be due and payable on the next succeeding Business Day.

      1.5 MINIMUM BORROWING. Subject to the terms and conditions of this Agreement, Borrowers intend to (i) borrow sufficient amounts to cause the outstanding principal balance of the Loans to equal or exceed, at all times prior to the Maturity Date, the Minimum Loan Amount set forth in Section 4 of Schedule A and (ii) maintain Availability sufficient to enable Borrowers to do so. However, Lender shall not be obligated to loan Borrowers the Minimum Loan Amount other than in accordance with all of the terms and conditions of this Agreement; and at any time the outstanding principal balance of the Loans is less than the Minimum Loan Amount, Borrowers shall pay Lender a Minimum Borrowing Fee in accordance with Section 2.2(e).

      1.6 ALL LOANS TO CONSTITUTE ONE OBLIGATION. All Loans and Credit Accommodations shall constitute one general Obligation of Borrowers and shall be secured by Lender's Lien upon all of the Collateral; PROVIDED, that Lender shall be deemed to be a creditor of each Borrower and the holder of a separate claim against each Borrower to the extent of any Obligations jointly and severally owed by Borrowers to Lender.

      1.7 BORROWERS' REPRESENTATIVE. Each Borrower hereby irrevocably appoints Willcox, and Willcox agrees to act under this Agreement, as the agent and representative of itself and each other Borrower for all purposes under this Agreement, including receiving account statements and other notices and communications to Borrowers (or any of them) from Lender. Lender may rely, and shall be fully protected in relying, on any request, reports, information or any other notice or communication made or given by Willcox, whether in its own name, on behalf of any Borrower or on behalf of "the Borrowers," and Lender shall have no obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for the Loans and other Obligations be affected, provided that the provisions of this Section 1.7 shall not be construed so as to preclude any Borrower from directly taking other actions permitted to be taken by "a Borrower" hereunder. Lender intends to maintain a single Loan Account in the name of "Willcox & Gibbs, Inc." hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of such Borrower's liability for the Loans and other Obligations.

2.    INTEREST AND FEES.

      2.1 INTEREST. The principal amount of all Loans and other monetary Obligations shall bear interest at the Interest Rate(s) set forth in Section 3 of Schedule A, except where expressly set forth to the contrary in this Agreement or another Loan Document; PROVIDED, that after the occurrence of an Event of Default, the principal amount of all Loans and other monetary Obligations shall, at Lender's option, bear interest at a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto (the "DEFAULT RATE") until paid in full (notwithstanding the entry of any judgment against any Borrower or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. Changes in the Interest Rate shall be effective as of the date of any change in the Prime Rate. Notwithstanding anything to the contrary contained in this Agreement, the aggregate of all amounts deemed to be interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any Applicable Law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with Applicable Law, and Lender will refund to Borrowers any such excess interest received by Lender.

      2.2 FEES. Borrowers shall be jointly and severally liable to pay to Lender the following fees, which are in addition to all interest and other sums payable by Borrowers to Lender under this Agreement, and are not refundable:

            (a) CLOSING FEE. A closing fee in the amount set forth in Section 6(a) of Schedule A, which shall be deemed to be fully earned as of, and payable on, the Closing Date.

            (b) FACILITY FEES. (i) A facility fee for the Initial Term, which shall be fully earned as of the Closing Date, and shall be payable in the amount set forth in Section 6(b)(i) of Schedule A on each anniversary date of this Agreement during the Initial Term, and (ii) a facility fee for each Renewal Term, which shall be fully earned as of the first day of such Renewal Term, and shall be payable in equal installments in the amount set forth in Section 6(b)(ii) of Schedule A on the first day of such Renewal Term and on each anniversary thereof during such Renewal Term.

            (c) SERVICING FEE. A monthly servicing fee in the amount set forth in Section 6(c) of Schedule A, in consideration of Lender's administration and other services for each month (or part thereof), which shall be fully earned as of, and payable in advance on, the date of this Agreement and on the first day of each month thereafter so long as any of the Obligations are outstanding.

            (d) UNUSED LINE FEE. An unused line fee at a rate equal to the percentage per annum set forth in Section 6(d) of Schedule A of the amount by which the Maximum Facility Amount exceeds the greater of (i) the average daily outstanding principal balance of the Loans and the Credit Accommodation Balance during the immediately preceding month (or part thereof) and (ii) the Minimum Loan Amount, which fee shall be payable, in arrears, on the first day of each month so long as any of the Obligations are outstanding and on the Maturity Date.

            (e) MINIMUM BORROWING FEE. A minimum borrowing fee equal to the excess, if any, of (i) interest which would have been payable in respect of each period set forth in Section 6(e)(i) of Schedule A if, at all times during such period, the principal balance of the Loans was equal to the Minimum Loan Amount over (ii) the actual interest payable in respect of such period, which fee shall be fully earned as of the last day of such period and payable on the date set forth in Section 6(e)(ii) of Schedule A and on the Maturity Date. The minimum borrowing fee shall be calculated by Lender and , in Lender's discretion, may be charged to the Loan Account as set forth in Section 2.4 hereof.

            (f) CREDIT ACCOMMODATION FEES. All of the fees relating to Credit Accommodations set forth in Section 6(g) of Schedule A.

      2.3 COMPUTATION OF INTEREST AND FEES. All interest and fees shall be calculated daily on the closing balances in the Loan Account based on the actual number of days elapsed in a year of 360 days. For purposes of calculating interest and fees, if the outstanding daily principal balance of the Revolving Loans is a credit balance, such balance shall be deemed to be zero.

      2.4 LOAN ACCOUNT; MONTHLY ACCOUNTINGS. Lender shall maintain a loan account for Borrowers reflecting all advances, charges, expenses and payments made pursuant to this Agreement to or by any Borrower (the "LOAN ACCOUNT"), and shall provide Borrowers with a monthly accounting reflecting the activity in the Loan Account. Each accounting shall be deemed correct, accurate and binding on all Borrowers and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Lender), unless Borrowers notify Lender in writing to the contrary within 60 days after such account is rendered, describing the nature of any alleged errors or admissions. However, Lender's failure to maintain the Loan Account or to provide any such accounting shall not affect the legality or binding nature of any of the Obligations. Interest, fees and other monetary Obligations due and owing under this Agreement (including fees and other amounts paid by Lender to issuers of Credit Accommodations) may, in Lender's discretion, be charged to the Loan Account, and will thereafter be deemed to be Revolving Loans and will bear interest at the same rate as other Revolving Loans.

3.    SECURITY INTEREST.

      3.1 To secure the full payment and performance of all of the Obligations, each Borrower hereby grants to Lender a continuing security interest in all of such Borrower's property and interests in property, whether tangible or intangible, now owned or in existence or hereafter acquired or arising, wherever located, including such Borrower's interest in all of the following, whether or not eligible for lending purposes: (i) all Accounts, Chattel Paper, Instruments, Documents, Goods (including Inventory, Equipment, farm products and consumer goods), Investment Property, General Intangibles, Deposit Accounts and money,
(ii) all proceeds and products of all of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties for loss or any destruction of any of the foregoing), and (iii) all books and records relating to any of the foregoing.

4.    ADMINISTRATION.

      4.1 LOCK BOXES AND BLOCKED ACCOUNTS. Each Borrower will, at its expense, establish (and revise from time to time as Lender may require) collection procedures acceptable to Lender, in Lender's sole discretion, for the collection of checks, wire transfers and other proceeds of Accounts ("ACCOUNT PROCEEDS"), which may include (i) directing all Account Debtors to send all such proceeds directly to a post office box designated by Lender either in the name of such Borrower (but as to which Lender has exclusive access) or, at Lender's option, in the name of Lender (a "LOCK BOX") or (ii) depositing all Account Proceeds received by such Borrower into one or more bank accounts maintained in Lender's name (each, a "BLOCKED ACCOUNT"), under an arrangement acceptable to Lender with a depository bank acceptable to Lender, pursuant to which all funds deposited into each Blocked Account are to be transferred to Lender in such manner, and with such frequency, as Lender shall specify or (iii) a combination of the foregoing. Each Borrower agrees to execute, and cause its depository banks to execute, such Lock Box and Blocked Account agreements and other documentation as Lender shall require from time to time in connection with the foregoing.

      4.2 REMITTANCE OF PROCEEDS. Except as provided in Section 4.1, all proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by each Borrower to Lender in the original form in which received by such Borrower not later than the following Business Day after receipt by such Borrower. Until so delivered to Lender, each Borrower shall hold such proceeds separate and apart from such Borrower's other funds and property in an express trust for Lender. Nothing in this Section 4.2 shall limit the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

      4.3 APPLICATION OF PAYMENTS. Lender may, in its sole discretion, apply, reverse and re-apply all cash and non-cash proceeds of Collateral or other payments received with respect to the Obligations to the payment of the Obligations, in such order and manner as Lender shall determine, whether or not the Obligations are due, and whether before or after the occurrence of a Default or an Event of Default. For purposes of determining Availability, such amounts will be credited to the Loan Account and the Collateral balances to which they relate upon Lender's receipt of advice from Lender's Bank (set forth in Section 11 of Schedule A) that such items have been credited to Lender's account at Lender's Bank (or upon Lender's deposit thereof at Lender's Bank in the case of payments received by Lender in kind), in each case, subject to final payment and collection. However, for purposes of computing interest on the Obligations, such items shall be deemed applied by Lender three Business Days after Lender's receipt of advice of deposit thereof in Lender's account at Lender's Bank.

      4.4 NOTIFICATION; VERIFICATION. Lender or its designee may, from time to time, whether or not a Default or Event of Default exists: (i) verify directly with the Account Debtors the validity, amount and other matters relating to the Accounts and Chattel Paper, by means of mail, telephone or otherwise, either in the name of any Borrower or Lender or such other name as Lender may choose and
(ii) notify Account Debtors that Lender has a security interest in the Accounts and that payment thereof is to be made directly to Lender. At any time a Default or Event of Default exists, Lender or its designee may, from time to time, demand, collect or enforce payment of any Accounts and Chattel Paper (but without any duty to do so).

      4.5 POWER OF ATTORNEY. Each Borrower hereby grants to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys or agents), at any time (whether or not a Default or Event of Default has occurred and is continuing, except as expressly provided below), at Lender's option, but without obligation, with or without notice to any Borrower, and at Borrowers' expense, to do any or all of the following, in such Borrower's name or otherwise, to the fullest extent permitted by Applicable Law: (i) execute on behalf of such Borrower any documents that Lender may, in its sole discretion, deem advisable in order to perfect and maintain Lender's security interests in the Collateral, to exercise a right of such Borrower or Lender, or to fully consummate all the transactions contemplated by this Agreement and the other Loan Documents (including such financing statements and continuation financing statements, and amendments thereto, as Lender shall deem necessary or appropriate) and to file as a financing statement any copy of this Agreement or any financing statement signed by such Borrower; (ii) at any time an Event of Default exists, execute on behalf of such Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest; (iii) at any time an Event of Default exists, execute on behalf of such Borrower any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of

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mechanic's, materialman's or other Lien; (iv) execute on behalf of such Borrower any notice to any Account Debtor; (v) receive and otherwise take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; (vi) endorse such Borrower's name on all checks and other forms of remittances received by Lender; (vii) pay, contest or settle any Lien, or adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (viii) at any time an Event of Default exists, grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (ix) pay any sums required on account of such Borrower's taxes or to secure the release of any Liens therefor; (x) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.12; (xi) at any time an Event of Default exists settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (xii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, such Borrower to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement; and (xiii) at any time an Event of Default exists, change the address for delivery of such Borrower's mail and receive and open all mail addressed to such Borrower. Any and all sums paid, and any and all
costs,  expenses,  liabilities,   obligations  and  reasonable  attorneys'  fees
incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Each Borrower agrees that Lender's rights under the foregoing power of attorney or any of Lender's other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of such Borrower.

      4.6 DISPUTES. Each Borrower shall promptly notify Lender of any dispute or claim in excess of $50,000 relating to any Accounts or Chattel Paper. No Borrower will, without Lender's prior written consent, compromise or settle any Account or Chattel Paper for less than the full amount thereof (except that Borrowers may compromise or settle for less than the full amount thereof Accounts which do not constitute Eligible Accounts with an aggregate value not to exceed $500,000 during the term of this Agreement), grant any extension of time of payment of any Account or Chattel Paper, release (in whole or in part) any Account Debtor or other person liable for the payment of any Account or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like in excess of $50,000 with respect to any Account or Chattel Paper; except that for so long as no Event of Default exists, each Borrower may take any of such actions in the ordinary course of its business, PROVIDED that such Borrower reports the same to Lender on a weekly basis.

      4.7 INVOICES. At Lender's request at any time an Event of Default exists, each Borrower will cause all invoices and statements which it sends to Account Debtors or other third parties to be marked, in a manner satisfactory to Lender, to reflect Lender's security interest therein.

      4.8 INVENTORY.

            (a) RETURNS. Provided that no Event of Default exists, if any Account Debtor returns any Inventory to any Borrower in the ordinary course of

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its business,  such Borrower will promptly  determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (and if such credit equals or exceeds $50,000, Borrower shall promptly send a copy to Lender). At any time an Event of Default exists, no Borrower will accept any return of any Inventory with a aggregate fair market value in excess of $50,000 without Lender's prior written consent.

            (b) OTHER COVENANTS. No Borrower will (i) without Lender's prior written consent, store any Inventory with any warehouseman or other third party other than as set forth in Section 9(d) of Schedule A or as permitted by Section
5.6 hereof, or (ii) sell any Inventory with a fair market value in excess of $50,000 on a sale-or-return, guaranteed sale, consignment, or other contingent basis at any time without Lender's prior written consent. All of the Inventory has been produced only in accordance with the Fair Labor Standards Act of 1938 and all rules, regulations and orders promulgated thereunder.

      4.9 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one Business Day's notice at any time prior to the existence of a Default or Event of Default, and at any time and with or without notice at any time a Default or an Event of Default exists, Lender or its agents shall have the right to inspect the Collateral, and the right to examine and copy each Borrower's books and records. Lender shall take reasonable steps to keep confidential all information obtained in any such inspection or examination, but Lender shall have the right to disclose any such information to its auditors, regulatory agencies, attorneys and participants, and pursuant to any subpoena or other legal process. Each Borrower agrees to give Lender access to any or all of such Borrower's premises to enable Lender to conduct such inspections and examinations. Such inspections and examinations shall be at Borrowers' expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Lender's then current standard charge), plus reasonable out-of-pocket expenses. In connection with such examinations and inspections, Lender may, at Borrowers' expense and to the extent Lender, in its sole discretion, deems appropriate, use any Borrower's personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral as provided for in this Agreement. Each Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender, at Borrowers' expense, all financial information, books and records, work papers, management reports and other information in their possession regarding any Borrower. No Borrower will enter into any agreement with any accounting firm, service bureau or third party to store such Borrower's books or records at any location other than Borrowers' Address without first obtaining Lender's written consent (which consent may be conditioned upon such accounting firm, service bureau or other Person agreeing to give Lender the same rights with respect to access to books and records and related rights as Lender has under this Agreement).

      4.10 NATURE AND EXTENT OF EACH BORROWER'S LIABILITY.

            (a) JOINT AND SEVERAL LIABILITY. Each Borrower shall be liable for, on a joint and several basis, and hereby guarantees the timely payment by all other Borrowers of, all Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of the Loans or other extensions of credit hereunder or the amount of the Loans received or the manner in which Lender accounts for the Loans or other extensions of credit on its books and records, it being acknowledged and agreed that the proceeds of the Loans to any Borrower inure to the mutual benefit of all Borrowers and that

Lender is relying on the joint and several liability of Borrowers in extending the Loans and other financial accommodations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand.

            (b) UNCONDITIONAL NATURE OF LIABILITY. Each Borrower's joint and several liability hereunder with respect to, and guaranty of, the Loans and other Obligations shall, to the fullest extent permitted by Applicable Law, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect any of the Obligations from any other Borrower or any Obligor or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to Lender, (iv) the failure by Lender to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or Lender's release of any Collateral or of its Liens upon any Collateral, (v) Lender's election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the release or compromise, in whole or in part, of the liability of any Obligor for the payment of any of the Obligations, (ix) any amendment or modification of any of the Loan Documents or waiver of any Default or Event of Default thereunder, (x) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, or any decrease in the same, (xi) the disallowance of all or any portion of Lender's claims for the repayment of any of the Obligations under Section 502 of the Bankruptcy Code, or (viii) any other circumstance that might constitute a legal or equitable discharge or defense of any Borrower. After the occurrence and during the continuance of any Event of Default, Lender may proceed directly and at once, without notice to any Borrower or any Obligor, against any or all Borrower or Obligors to collect and recover all or any part of the Obligations, without first proceeding against any other Borrower or any Obligor or against any Collateral or other security for the payment or performance of any of the Obligations, and each Borrower waives any provision that might otherwise require Lender under Applicable Law to pursue or exhaust its remedies against any Collateral, Borrower or Obligor before pursuing another Borrower or Obligor. Each Borrower consents and agrees that Lender shall be under no obligation to marshall any assets in favor of any Borrower or any Obligor or against or in payment of any or all of the Obligations.

            (c) NO REDUCTION IN LIABILITY FOR OBLIGATIONS. No payment or payments made by a Borrower or an Obligor or received or collected by Lender from a Borrower, Obligor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Borrower under this Agreement, each of whom shall remain jointly and severally liable for the payment and performance of the Loans and other Obligations until the Obligations are paid in full and this Agreement is terminated.

            (d) CONTRIBUTION. Each Borrower is unconditionally obligated to repay the Obligations as a joint and several obligor under this Agreement. If, as of any date, the aggregate amount of payments made by a Borrower on account of the Obligations and proceeds of such Borrower's Collateral that are applied to the Obligations EXCEEDS the aggregate amount of Loan proceeds actually used by such Borrower in its business (such excess amount being referred to as an "ACCOMMODATION PAYMENT"), then each of the other Borrowers (each such Borrower being referred to as a "CONTRIBUTING BORROWER") shall be obligated to make contribution to such Borrower (the "PAYING BORROWER") in an amount equal to (A) the product derived by multiplying the sum of each Accommodation Payment of each Borrower by the Allocable Percentage of the Borrower from whom contribution is sought LESS (B) the amount, if any, of the then outstanding Accommodation Payment of such Contributing Borrower (such last mentioned amount which is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Borrower by way of contribution hereunder, and to be decreased by any amounts theretofore received by such Contributing Borrower by way of contribution hereunder); PROVIDED, that a Paying Borrower's recovery of contribution hereunder from the other Borrowers shall be limited to that amount paid by the Paying Borrower in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Borrowers. As used herein, the term "ALLOCABLE PERCENTAGE" shall mean, on any date of determination thereof, a fraction the denominator of which shall be equal to the number of Borrowers who are parties to this Agreement on such date and the numerator of which shall be 1; PROVIDED, that such percentages shall be modified in the event that contribution from a Borrower is not possible by reason of insolvency, bankruptcy or otherwise by reducing such Borrower's Allocable Percentage equitably or as may be required under Applicable Law and by adjusting the Allocable Percentage of the other Borrowers proportionately so that the Allocable Percentages of all Borrowers at all times equals one hundred percent (100%).

            (e) SUBORDINATION. Each Borrower hereby subordinates any claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Borrower or Obligor, and any successor or assign of any other Borrower or Obligor, including any trustee, receiver or debtor-in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the payment in full of all of the Obligations.

5.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      To induce Lender to enter into this Agreement, each Borrower makes the representations, warranties and covenants set forth below. Each such representation and warranty will be deemed remade as of the date on which each Loan is made and each Credit Accommodation is provided and shall not be affected by any knowledge of, or any investigation by, Lender, and (ii) the accuracy of each such representation, warranty and covenant (subject to changes in the nature of a Borrower's business or operations that may occur after the date hereof in the ordinary course of business so long as Lender has consented to such changes or such changes are not violative of any provision of this Agreement) will be a condition to each Loan and Credit Accommodation.

Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

      5.1 EXISTENCE AND AUTHORITY. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each Borrower is qualified and licensed to do business in all jurisdictions in which any failure to do so would have a Material Adverse Effect. The execution, delivery and performance by each Borrower of this Agreement and all of the other Loan Documents have been duly and validly authorized, do not violate such Borrower's articles or certificate of incorporation, by-laws or other organizational documents, or any law or any agreement or instrument or any court order which is binding upon such Borrower or its property, do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon such Borrower or its property, and do not require the consent of any Person (other than consents which have been previously obtained and provided to Lender in writing). This Agreement and such other Loan Documents have been duly executed and delivered by, and are enforceable against, each Borrower, and all other
Obligors who have signed them, in accordance with their respective terms. Sections 9(g) and 9(h) of Schedule A set forth the ownership of each Borrower and the names and ownership of each Borrower's Subsidiaries as of the date of this Agreement.

      5.2 NAME; TRADE NAMES AND STYLES. The name of each Borrower set forth in the heading to this Agreement is its correct and complete legal name as of the date hereof. Listed in Sections 9(a), 9(b) and 9(c) of Schedule A are all prior names of each Borrower and all of such Borrower's present and prior trade names. Each Borrower shall give Lender at least thirty days' prior written notice before changing its name or doing business under any other name. Each Borrower has complied with all laws relating to the conduct of business under a fictitious business name. Each Borrower represents and warrants that (i) each trade name does not refer to another corporation or other legal entity; (ii) all Accounts invoiced under any such trade names are owned exclusively by such Borrower and are subject to the security interest of Lender and the other terms of this Agreement and (iii) all schedules of Accounts, including any sales made or services rendered using any trade name shall show such Borrower's name as assignor or seller.

      5.3 TITLE TO COLLATERAL; PERMITTED LIENS. Each Borrower has good and marketable title to the Collateral. The Collateral now is and will remain free and clear of any and all Liens and adverse claims, except for Permitted Liens. Lender now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, and each Borrower will at all times defend Lender and the Collateral against all claims of others. None of the Collateral which is Equipment is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Except for leases or subleases as to which a Borrower has notified Lender in writing, no Borrower is a lessee or sublessee under any real property lease or sublease pursuant to which the lessor or sublessor may obtain any rights in any of the Collateral, and no such lease or sublease now prohibits, restrains, impairs or conditions, or will prohibit, restrain, impair or condition, such Borrower's right to remove any Collateral from the premises, and, with respect to such real property leases, Borrowers shall deliver to Lender any landlord's waiver required by Lender in form and substance satisfactory to Lender. Whenever any Collateral with an aggregate fair market value in excess of $10,000 is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), each Borrower shall, whenever requested by Lender, use its best efforts to cause each such third party to execute and deliver to Lender, in form and substance reasonably acceptable to Lender, such waivers and subordinations as Lender shall specify, so as to ensure that Lender's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Each Borrower will keep in full force and effect, and will comply in all material respects with all the terms of, any lease of real property where any of the Collateral now or in the future may be located. Notwithstanding the foregoing, Borrowers may maintain demonstration Inventory or Equipment with a fair market value not to exceed $200,000 at any time at the premises of third parties without providing Lender with any agreement with such third party.

      5.4 ACCOUNTS AND CHATTEL PAPER. As of each date reported by each Borrower, all Accounts which such Borrower has reported to Lender as being Eligible Accounts, Eligible Extended Accounts and Eligible Foreign Accounts comply in all respects with the criteria for eligibility established by Lender and in effect at such time. Except as disclosed by Borrower in writing to Lender in connection with the Collateral reporting required under this Agreement, all Accounts and Chattel Paper are genuine and in all respects what they purport to be, arise out of a completed, bona fide and unconditional and non-contingent sale and delivery of goods or rendition of services by a Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto; to the best knowledge of such Borrower, each Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to such Accounts and Chattel Paper were executed; and the transactions giving rise to such Accounts and Chattel Paper comply with all Applicable Law.

      5.5 INVESTMENT PROPERTY. Each Borrower will take any and all actions required or requested by Lender, from time to time, to (i) cause Lender to obtain exclusive control of any Investment Property in a manner acceptable to Lender and (ii) obtain from any issuers of Investment Property and such other Persons as Lender shall specify, for the benefit of Lender, written confirmation of Lender's exclusive control over such Investment Property and take such other actions as Lender may request to perfect Lender's security interest in such Investment Property. For purposes of this Section 5.5, Lender shall have exclusive control of Investment Property if (A) such Investment Property consists of certificated securities and any Borrower delivers such certificated securities to Lender (with appropriate endorsements if such certificated securities are in registered form); (B) such Investment Property consists of uncertificated securities and either (x) any Borrower delivers such uncertificated securities to Lender in the manner required by Applicable Law (including Article 8 of the UCC) or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with instructions originated by Lender without further consent by any Borrower; and (C) such Investment Property consists of security entitlements and either
(x) Lender becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with entitlement orders originated by Lender without further consent by any Borrower.

      5.6 PLACE OF BUSINESS; LOCATION OF COLLATERAL. Each Borrower's Address is such Borrower's chief executive office and the location of its books and records. In addition, except as provided in the immediately following sentence, each Borrower has places of business and Collateral located only at the locations set forth on Sections 9(d) and 9(e) of Schedule A. Each Borrower will give Lender at least thirty days' prior written notice before opening any additional place of business, changing its chief executive office or the location of its books and records, or moving any of the Collateral to a location other than such Borrower's Address or one of the locations set forth in Sections 9(d) and 9(e) of Schedule A, and will promptly execute and deliver all financing statements and other agreements, instruments and documents which Lender shall require as a result thereof, including, without limitation, any landlord or warehouseman agreements or waivers.

      5.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements delivered to Lender by or on behalf of any Borrower have been prepared in conformity with GAAP and completely and fairly reflect the financial condition of such Borrower, at the times and for the periods therein stated. Between the last date covered by any such financial statement provided to Lender and the date hereof (or, with respect to the remaking of this representation in connection with the making of any Loan or the providing of any Credit Accommodation, the date such Loan is made or such Credit Accommodation is provided), there has been no material adverse change in the financial condition or business of such Borrower. Each Borrower is solvent and able to pay its debts as they come due, and has sufficient capital to carry on its business as now conducted and as proposed to be conducted. All schedules, reports and other information and documentation delivered by any Borrower to Lender with respect to the Collateral are, or will be, when delivered, true, correct and complete as of the date delivered or the date specified therein.

      5.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Each Borrower has timely filed all tax returns and reports required by Applicable Law, has timely paid all applicable taxes, assessments, deposits and contributions owing by such Borrower and will timely pay all such items in the future as they became due and payable. Each Borrower may, however, defer payment of any contested taxes; PROVIDED, that such Borrower (i) in good faith contests such Borrower's obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted; (ii) notifies Lender in writing of the commencement of, and any material development in, the proceedings; (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a Lien upon any of the Collateral; and (iv) maintains adequate reserves therefor in conformity with GAAP. Each Borrower is unaware of any claims or adjustments proposed for any of such Borrower's prior tax years which could result in additional taxes becoming due and payable by such Borrower. Each Borrower has paid, and shall continue to pay, all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and such Borrower has not withdrawn from participation in, permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could result in any liability of such Borrower, including any liability to the Pension Benefit Guaranty Corporation or any other governmental agency, which could reasonably be expected to have a Material Adverse Effect.

      5.9 COMPLIANCE WITH LAWS. Each Borrower has complied in all material respects with all provisions of all Applicable Laws and regulations, including those relating to such Borrower's ownership of real or personal property, the conduct and licensing of such Borrower's business, the payment and withholding of taxes, ERISA and other employee matters, safety and environmental matters.

      5.10 LITIGATION. Section 9(f) of Schedule A discloses all claims, proceedings, litigation or investigations pending or (to the best of each Borrower's knowledge) threatened against any Borrower as of the date hereof. There is no claim, suit, litigation, proceeding or investigation pending or (to the best of each Borrower's knowledge) threatened by or against or affecting any Borrower in any court or before any governmental agency (or any basis therefor known to any Borrower) which could reasonably be expected to have a Material Adverse Effect, either separately or in the aggregate. Each Borrower will promptly inform Lender in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against such Borrower.

      5.11 USE OF PROCEEDS. All proceeds of all Loans will be used solely for lawful business purposes.

      5.12 INSURANCE. Each Borrower will at all times carry property, liability and other insurance, with insurers reasonably acceptable to Lender, in such form and amounts, and with such deductibles and other provisions, as Lender shall reasonably require, and such Borrower will provide evidence of such insurance to Lender, so that Lender is satisfied that such insurance is, at all times, in full force and effect. Each property insurance policy shall name Lender as lender's loss payee and mortgagee and shall contain a lender's loss payable endorsement in form acceptable to Lender, each liability insurance policy shall name Lender as an additional insured, and each business interruption insurance policy shall be collaterally assigned to Lender, all in form and substance satisfactory to Lender. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty days' prior written notice to Lender, shall contain breach of warranty coverage, and shall otherwise be in form and substance satisfactory to Lender. Upon receipt of the proceeds of any such insurance, Lender shall apply such proceeds in reduction of the Obligations as Lender shall determine in its sole discretion. Each Borrower will promptly deliver to Lender copies of all reports made to insurance companies.

      5.13 FINANCIAL AND COLLATERAL REPORTS. Each Borrower has kept and will keep adequate records and books of account with respect to its business activities and the Collateral in which proper entries are made in accordance with GAAP reflecting all its financial transactions, and will cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP, unless such Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender):

            (a)  COLLATERAL  REPORTS.  On or before  the  fifteenth  day of each month, an aging of such Borrower's Accounts, Chattel Paper and notes receivable, and weekly Inventory reports, all in such form, and together with such additional certificates, schedules and other information with respect to the Collateral or the business of any Borrower or any Obligor, as Lender shall request; PROVIDED, that any Borrower's failure to execute and deliver the same shall not affect or limit Lender's security interests and other rights in any of the Accounts, nor shall Lender's failure to advance or lend against a specific Account affect or limit Lender's security interest and other rights therein. At Lender's request, together with each such schedule, each Borrower shall furnish Lender with copies (or, at Lender's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and each Borrower warrants the genuineness of all of the foregoing. In addition, each Borrower shall deliver to Lender the originals of all Instruments, Chattel Paper (other than the Emtex Leases), security agreements, guaranties and other documents and property evidencing or securing any Accounts, immediately upon receipt thereof and in the same form as received, with all necessary endorsements. Lender may destroy or otherwise dispose of all documents, schedules and other papers delivered to Lender pursuant to this Agreement (other than originals of Instruments, Chattel Paper, security agreements, guaranties and other documents and property evidencing or securing any Accounts) six months after Lender receives them, unless a Borrower requests their return in writing in advance and arranges for their return to such Borrower at Borrowers' expense.

            (b) ANNUAL STATEMENTS. Not later than 90 days after the close of each fiscal year of Willcox, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) audited financial statements of Willcox and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Willcox but reasonably acceptable to Lender, together with a copy of any management letter issued in connection therewith and a letter from such accountants acknowledging that Lender is relying on such financial statements;

            (c) INTERIM STATEMENTS. Not later than 30 days after the end of each month hereafter, including the last month of Willcox's fiscal year, unaudited interim financial statements of Willcox and its Subsidiaries as of the end of such month and of the portion of Willcox's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Willcox as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Willcox and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

            (d)  PROJECTIONS,  ETC.  Such  business  projections,   Availability
projections, business plans, budgets and cash flow statements for each Borrower and its Subsidiaries as Lender shall request from time to time;

            (e) SHAREHOLDER REPORTS, ETC. Promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which any Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

            (f) ERISA REPORTS. Upon request by Lender, copies of any annual report to be filed pursuant to the requirements of ERISA in connection with each plan subject thereto; and

            (g) OTHER INFORMATION. Such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or any Borrower's and any of its Subsidiary's financial condition or results of operations.

      5.14 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to any Borrower, each Borrower shall, without expense to Lender, make available such Borrower and its officers, employees and agents, and such Borrower's books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

      5.15 MAINTENANCE OF COLLATERAL, ETC. Each Borrower will maintain all of its Equipment in good working condition, ordinary wear and tear excepted, and no Borrower will use the Collateral for any unlawful purpose. Each Borrower will immediately advise Lender in writing of any material loss or damage to the Collateral and of any investigation, action, suit, proceeding or claim relating to the Collateral which could reasonably be expected to have a Material Adverse Effect.

      5.16 NOTIFICATION OF CHANGES. Each Borrower will promptly notify Lender in writing of any change in its officers or directors, the opening of any new bank account or other deposit account, or any material adverse change in the business or financial affairs of such Borrower or the existence of any circumstance which would make any representation or warranty of such Borrower untrue in any material respect or constitute a material breach of any covenant of such Borrower.

      5.17 RESERVED.

      5.18 FURTHER ASSURANCES. Each Borrower agrees, at its expense, to take all actions to perfect and maintain Lender's security interests in the Collateral and to fully effectuate the transactions contemplated by this Agreement or any of the other Loan Documents. Without limiting the foregoing, each Borrower agrees to execute or cause to be executed and delivered to Lender all promissory notes, security agreements, and other agreements, instruments and documents as Lender may request from time to time and such agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements as Lender may request from time to time.

      5.19 NEGATIVE COVENANTS. Except as set forth in Section 13 of Schedule A, no Borrower will, without Lender's prior written consent, (i) merge or consolidate with another Person, form any new Subsidiary or acquire any interest in any Person; (ii) acquire any assets except in the ordinary course of business and as otherwise permitted by this Agreement and the other Loan Documents; (iii) enter into any transaction outside the ordinary course of business; (iv) sell or transfer any Collateral or other assets, except that a Borrower may sell finished goods Inventory in the ordinary course of its business and WG may sell all of the assets of one of the divisions of WG as required by Item 12(ii) of Schedule A; (v) make any loans to, or investments in, any Affiliate or other Person in the form of money or other assets; (vi) incur any debt outside the ordinary course of business; (vii) guaranty or otherwise become liable with respect to the obligations of another party or entity (except to Lender pursuant to this Agreement); (viii) pay or declare any dividends or other distributions on such Borrower's stock, if such Borrower is a corporation (except for dividends payable solely in capital stock of Borrower) or with respect to any equity interests, if such Borrower is not a corporation (except dividends and distributions paid and payable to another Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of such Borrower's capital stock or other equity interests (except from another Borrower); (x) make any change in such Borrower's capital structure; (xi) dissolve or elect to dissolve; (xii) pay any principal or interest on any indebtedness owing to an Affiliate, (xiii) enter into any transaction with an Affiliate other than on arms-length terms; or (xiv) agree to do any of the foregoing. Notwithstanding the foregoing, Borrowers may (i) at any time the Affiliate Sale Conditions - Level 1 are satisfied, sell Inventory to Affiliates so long as the Affiliate Sale Balance does not exceed $4,000,000 and (ii) at any time the Affiliate Sale Conditions - Level 2 are satisfied, sell Inventory to Affiliates so long as the Affiliate Sale Balance does not exceed $5,000,000.

      5.20 BANKRUPTCY PLAN. Borrower shall not amend the Bankruptcy Plan without the prior written consent of Lender.

      5.21 FINANCIAL COVENANTS.

            (a) CAPITAL EXPENDITURES. Borrowers will not expend or commit to expend, directly or indirectly, for capital expenditures (including capital lease obligations) an aggregate amount in excess of the amount set forth in
Section 8(a) of Schedule A as the Capital Expenditure Limitation in any fiscal year.

            (b) CONSOLIDATED NET LOSSES. Borrowers will not permit their Consolidated cumulative net loss (excluding extraordinary items) to exceed the amount set forth in Section 8(b) of Schedule A.

            (c) OTHER FINANCIAL COVENANTS. Borrowers will comply with any additional financial covenants set forth in Section 8(e) of Schedule A.

6.    RELEASE AND INDEMNITY.

      6.1 RELEASE. Each Borrower hereby releases Lender and its Affiliates and their respective directors, officers, employees, attorneys and agents and any other Person representing Lender (the "RELEASED PARTIES") from any and all liability arising from acts or omissions under or pursuant to this Agreement, whether based on errors of judgment or mistake of law or fact, except for those arising from willful misconduct or gross negligence and those arising from a breach by Lender of its obligations under this Agreement and the other Loan Documents. However, in no circumstance will any of the Released Parties be liable for lost profits or other special or consequential damages. Such release is made on the date hereof and remade upon each request for a Loan or Credit Accommodation by any Borrower. Without limiting the foregoing:

            (a) Lender shall not be liable for (i) any shortage or discrepancy in any Goods, the sale or other disposition of which gave rise to an Account (and only to the extent that Lender has possession of such Goods) or any damage to or loss or destruction of any Goods; (ii) any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account; (iii) settling any Account in good faith for less than the full amount thereof; or (iv) any of Borrowers' obligations under any contract or agreement giving rise to an Account; and

            (b) In  connection  with  Credit  Accommodations  or any  underlying transaction, Lender shall not be responsible for the conformity of any Goods to the documents presented, the validity or genuineness of any documents, delay, default or fraud by any Borrower, shippers and/or any other Person. Each Borrower agrees that any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Credit Accommodation, under or in connection with any Credit Accommodation, shall be binding on such Borrower and shall not create any resulting liability to Lender. In furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents, to give any instructions as to acceptance or rejection of any documents or Goods, to execute for each Borrower's account any and all applications for steamship or airway guaranties, indemnities or delivery orders, to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents, and jointly with the applicable Borrower, to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Credit Accommodations or applications and other documentation pertaining thereto.

      6.2 INDEMNITY. Each Borrower hereby agrees to indemnify and defend the Released Parties and hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys' fees), of every nature, character and description, which the Released Parties may sustain or incur based upon or arising out of any of the transactions contemplated by this Agreement or the other Loan Documents or any of the Obligations, including any transactions or occurrences relating to the issuance of any Credit Accommodation, the Collateral relating thereto, any drafts thereunder and any errors or omissions relating thereto (including any loss or claim due to any action or inaction taken by the issuer of any Credit Accommodation) (and for this purpose any charges to Lender by any issuer of Credit Accommodations shall be conclusive as to their appropriateness and may be charged to the Loan Account), or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Lender relating to any Borrower or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of any Released Party). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement.

7.    TERM.

      7.1 TERM. Lender's obligation to make Loans and to provide Credit Accommodations under this Agreement shall commence upon satisfaction of all of the conditions precedent set forth in Schedule C, in form and substance satisfactory to Lender in its sole discretion, and initially continue in effect until the Initial Maturity Date set forth in Section 7 of Schedule A (the "INITIAL TERM"); PROVIDED, that such date shall automatically be extended (the Initial Maturity Date, as it may be so extended, being referred to as the "MATURITY DATE") for successive additional terms of three years each (each a "RENEWAL TERM"), unless one party gives written notice to the other, not less than sixty days prior to the Maturity Date, that such party elects not to extend the Maturity Date. This Agreement and the other Loan Documents and Lender's security interests in and Liens upon the Collateral, and all representations, warranties and covenants of each Borrower contained herein and therein, shall remain in full force and effect after the Maturity Date until all of the monetary Obligations are indefeasibly paid in full.

      7.2 EARLY TERMINATION. Lender's obligation to make Loans and to provide Credit Accommodations under this Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrowers, effective twenty (20) Business Days after written notice of termination is given to Lender or (ii) by Lender at any time an Event of Default exists, upon notice to Borrowers, effective immediately; PROVIDED, that if any Affiliate of any Borrower is also a party to a financing arrangement with Lender, no such early termination shall be effective unless such Affiliate simultaneously terminates its financing arrangement with Lender. If so terminated under this Section 7.2, Borrowers shall pay to Lender (i) an early termination fee (the "EARLY TERMINATION FEE") in the amount set forth in Section 6(f) of Schedule A plus (ii) any earned but unpaid Facility Fee. Such fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. In addition, if Borrowers so terminate and repay the Obligations without having provided Lender with at least twenty (20) Business Days' prior written notice thereof, Borrowers shall jointly and severally pay to Lender an additional amount equal to 20 days of interest at the applicable Interest Rate(s), based on the average outstanding amount of the Obligations for the six month period immediately preceding the date of termination.

      7.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrowers shall be jointly and severally liable to pay in full all Obligations, whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if, on the Maturity Date or on any earlier effective date of termination, there are any outstanding Credit Accommodations, then on such date Borrowers shall provide to Lender cash collateral in an amount equal to 110% of the Credit Accommodation Balance to secure all of the Obligations (including estimated attorneys' fees and other expenses) relating to said Credit Accommodations or such greater percentage or amount as Lender reasonably deems appropriate, pursuant to a cash pledge agreement in form and substance satisfactory to Lender. Such cash collateral with respect to any single Credit Accommodation shall be released by Lender upon the indefeasible payment in full of all of the Obligations (including estimated attorneys' fees and other expenses) relating to such Credit Accommodation.

      7.4 EFFECT OF TERMINATION. No termination shall affect or impair any right or remedy of Lender or relieve any Borrower of any of the Obligations until all of the monetary Obligations have been indefeasibly paid in full. Upon indefeasible payment and performance in full of all of the monetary Obligations (and the provision of cash collateral with respect to any Credit Accommodation Balance as required by Section 7.3) and termination of this Agreement, Lender shall promptly deliver to Borrowers termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate Lender's security interests in the Collateral.

8.    EVENTS OF DEFAULT AND REMEDIES.

      8.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" under this Agreement, and each Borrower shall give Lender immediate written notice thereof: (i) if any warranty, representation, statement, report or certificate made or delivered to Lender by any Borrower or any Borrower's officers, employees or agents is untrue or misleading in any material respect; (ii) if any Borrower fails to pay when due any principal or interest on any Loan or any other monetary Obligation; (iii) if any Borrower breaches any covenant or obligation contained in this Agreement or any other Loan Document or fails to perform any other non- monetary Obligation; PROVIDED, THAT any breach of Sections 5.13(b), 5.13(c), 5.13(d), 5.13(e) or 5.13(f) of this Agreement shall not constitute a Default or an Event of Default until 10 days after the earlier of such Borrower's knowledge of such breach or notice by Lender to Willcox of such breach; (iv) if any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made or permitted to exist on all or any part of the Collateral; (v) if one or more judgments aggregating in excess of $100,000, or any injunction or attachment, is obtained against any Borrower or any Obligor which remains unstayed for more than 20 days or is enforced; (vi) the occurrence of any default under any financing agreement, security agreement or other agreement, instrument or document (other than the Loan Documents) executed and delivered by (A) any Borrower with, or in favor of, any Person other than Lender or an Affiliate of Lender to the extent such financing agreement, security agreement or other agreement, instrument or document creates or relates to any debt in excess of $25,000 if the payment or maturity of such debt may be accelerated in consequence of such default or demand for payment of such debt may be made or such agreement may be terminated, or (B) any Borrower or any Affiliate of any Borrower with, or in favor of, Lender or any Affiliate of Lender; (vii) the dissolution, death, termination of existence in good standing (unless all actions necessary to cure such termination of existence in good standing have been taken by such Borrower within 10 days after the earlier of such Borrower's knowledge of such breach or notice by Lender to Borrowers), insolvency or business failure or suspension or cessation of business as usual of any Borrower or any Obligor (or of any general partner of any Borrower or any Obligor if it is a partnership) or the appointment of a receiver, trustee or custodian for all or any part of the property of, or an assignment for the benefit of creditors by any Borrower or any Obligor, or the commencement of any proceeding by any Borrower or any Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, or if any Borrower makes or sends a notice of a bulk transfer or calls a meeting of its creditors generally for any of the foregoing purposes; (viii) the commencement of any proceeding against any Borrower or any Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; (ix) the actual or attempted revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations, or any security document securing the Obligations, by any Obligor; (x) if any Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations attempts to limit or terminate its subordination agreement; (xi) if there is any indictment of any Borrower or any Obligor under any criminal statute or commencement of criminal or civil proceedings against any Borrower or any Obligor, pursuant to which the potential penalties or remedies sought or available include forfeiture of any property of any Borrower or such Obligor; (xii) if any one Person becomes the record or beneficial owner of an aggregate of more than 35% of the outstanding shares of stock of any Borrower, without the prior written consent of Lender;
(xiii) if there is any change in the chief executive officer, chief operating officer or chief financial officer of Willcox, unless such person is replaced by an officer acceptable to Lender and having similar experience and expertise within thirty (30) days; (xiv) any Borrower breaches its obligations or otherwise defaults under the Bankruptcy Plan; (xv) any Borrower breaches its duties or obligations under any Distribution Agreement which breach gives the other party to such Distribution Agreement the right to terminate such Distribution Agreement; or (xvi) if Lender determines in good faith that the Collateral is insufficient to fully secure the Obligations or that the prospect of payment or performance of the Obligations is impaired in any material respect.

      8.2 REMEDIES. At any time any Event of Default exists, Lender, at its option, may cease making Loans or otherwise extending credit to any Borrower under this Agreement or any other Loan Document and may terminate any obligation to extend further credit to any Borrower. At any time any Event of Default exists, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by each Borrower), may do any one or more of the following: (i) cease making Loans or otherwise extending credit to Borrowers under this Agreement or any other Loan Document and terminate the Loan Documents; (ii) accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any of the Obligations; (iii) take possession of any or all of the Collateral wherever it may be found, and for that purpose each Borrower hereby authorizes Lender, without judicial process (to the fullest extent permitted by Applicable Law), to enter onto any of such Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain (or cause a custodian to remain) on the premises in exclusive control thereof, without charge for so long as Lender deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; PROVIDED, that if Lender seeks to take possession of any of the Collateral by court process, each Borrower hereby irrevocably waives (to the fullest extent permitted by Applicable Law): (A) any bond and any surety or security relating thereto required by law as an incident to such possession, (B) any demand for possession prior to the commencement of any suit or action to recover possession thereof and (C) any requirement that Lender retain possession of, and not dispose of, any such Collateral until after trial or final judgment;
(iv) require such Borrower to assemble any or all of the Collateral and make it available to Lender at one or more places designated by Lender which are reasonably convenient to Lender and such Borrower, and to remove the Collateral to such locations as Lender may deem advisable; (v) complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Lender shall have the right to use such Borrower's premises, vehicles and other Equipment and all other property without charge; (vi) sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Lender obtains possession of it or after further manufacturing, processing or repair, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit (a "SALE"), and to adjourn any such Sale from time to time without notice other than oral announcement at the time scheduled for Sale (and, in connection therewith, (A) Lender shall have the right to conduct such Sale on such Borrower's premises without charge, for such times as Lender deems reasonable, on Lender's premises, or elsewhere, and the Collateral need not be located at the place of Sale; (B) Lender may directly or through any of its Affiliates purchase or lease any of the Collateral at any such public disposition, and if permissible under Applicable Law, at any private disposition; and (C) any Sale of Collateral shall not relieve such Borrower of any liability any Borrower may have if any Collateral is defective as to title, physical condition or otherwise at the time of sale); (vii) demand payment of and collect any Accounts, Chattel Paper, Instruments and General Intangibles included in the Collateral and, in connection therewith, such Borrower irrevocably authorizes Lender to endorse or sign such Borrower's name on all collections, receipts, Instruments and other documents, to take possession of and open mail addressed to such Borrower and remove therefrom payments made with respect to any item of Collateral or proceeds thereof and, in Lender's sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts, General Intangibles and the like for less than face value; and (viii) demand and receive possession of any of such Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or relating thereto. In addition to the rights and remedies set forth above, Lender shall have all the other rights and remedies accorded a secured party after default under the UCC and under all other Applicable Law, and under any other Loan Document, and all of such rights and remedies are cumulative and non-exclusive. Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election or bar Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed. If notice of any Sale or other disposition of Collateral is required by Applicable Law, notice at least ten (10) days prior to the Sale designating the time and place of the Sale in the case of a public sale or the time after which any private sale or other disposition is to be made shall be deemed to be reasonable notice, and each Borrower waives any other notice.

      8.3 APPLICATION OF PROCEEDS. Subject to any application required by law, all proceeds realized as the result of any Sale shall be applied by Lender to the Obligations in such order as Lender shall determine in its sole discretion. Any surplus shall be paid to Borrowers or other Persons legally entitled thereto; but Borrowers shall remain jointly and severally liable to Lender for any deficiency. If Lender, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any Sale, Lender shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of the cash therefor.

9.    GENERAL PROVISIONS.

      9.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally, by reputable private delivery service, by regular first-class mail or certified mail return receipt requested, addressed to Lender or Borrowers at their respective address set forth in this Agreement, or by facsimile to the facsimile number shown in Section 9(i) of Schedule A, or at any other address (or to any other facsimile number) designated in writing by one party to the other party in the manner prescribed in this Section 9.1. All notices shall be deemed to have been given when received or when delivery is refused by the intended recipient.

      9.2 SEVERABILITY. If any provision of this Agreement, or the application thereof to any party or circumstance, is held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

      9.3 INTEGRATION. This Agreement and the other Loan Documents represent the final, entire and complete agreement between Borrowers and Lender and supersede all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES WHICH ARE NOT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

      9.4 WAIVERS. The failure of Lender at any time or times to require any Borrower to strictly comply with any of the provisions of this Agreement or any other Loan Documents shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrower. Each Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, Instrument, Account, General Intangible, Document, Chattel Paper, Investment Property or guaranty at any time held by Lender on which such Borrower is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement, and notice of acceptance hereof.

      9.5 AMENDMENT. The terms and provisions of this Agreement may not be amended or modified except in a writing executed by Borrowers and a duly authorized officer of Lender.

      9.6 TIME OF ESSENCE. Time is of the essence in the performance by Borrowers of each and every obligation under this Agreement and the other Loan Documents.

      9.7 ATTORNEYS FEES AND COSTS. Borrowers shall be jointly and severally liable to reimburse Lender for all reasonable attorneys' and paralegals' fees (including the allocated cost of in-house attorneys and paralegals employed by Lender) and all filing, recording, search, title insurance, appraisal, audit, and other costs incurred by Lender, pursuant to, in connection with, or relating to this Agreement, including all reasonable attorneys' fees and costs Lender incurs to prepare and negotiate this Agreement and the other Loan Documents; to obtain legal advice in connection with this Agreement and the other Loan Documents or any Borrower or any Obligor; to administer this Agreement and the other Loan Documents (including the cost of periodic financing statement, tax lien and other searches conducted by Lender); to enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; to commence, intervene in, or defend any action or proceeding; to initiate any complaint to be relieved of the automatic stay in bankruptcy; to file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; to examine, audit, copy, and inspect any of the Collateral or any of any Borrower's books and records; to protect, obtain possession of, lease, dispose of, or otherwise enforce Lender's security interests in, the Collateral; and to otherwise represent Lender in any litigation relating to any Borrower. If either Lender or any Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Lender may be entitled pursuant to this Section shall immediately become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

      9.8 BENEFIT OF AGREEMENT; ASSIGNABILITY. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Borrower and Lender; PROVIDED, that no Borrower may assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void. Unless otherwise agreed to by Lender in writing, no consent by Lender to any assignment shall release any Borrower from its liability for any of the Obligations. Lender shall have the right to assign all or any of its rights and obligations under the Loan Documents, and to sell participating interests therein, to one or more other Persons, and each Borrower agrees to execute all agreements, instruments and documents requested by Lender in connection with each such assignment and participation (provided that such documents do not contain provisions inconsistent with those contained in this Agreement).

      9.9 HEADINGS; CONSTRUCTION. Section and subsection headings are used in this Agreement only for convenience. Each Borrower and Lender acknowledge that the headings may not describe completely the subject matter of the applicable Sections or subsections, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Lender or Borrowers under any rule of construction or otherwise.

      9.10 GOVERNING LAW; CONSENT TO FORUM, ETC. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED, AND SHALL BE DEEMED TO HAVE BEEN MADE, IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK OR THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH BORROWER AND LENDER PERTAINING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH BORROWER ALSO AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY SUCH BORROWER AGAINST LENDER PURSUANT TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS OF NEW YORK COUNTY. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE IN THE MANNER AND SHALL BE DEEMED RECEIVED AS SET FORTH IN

SECTION 9.1 FOR NOTICES, TO THE EXTENT PERMITTED BY LAW. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

      9.11 WAIVER OF JURY TRIAL, ETC. EACH BORROWER WAIVES (I) THE RIGHT TO TRIAL BY JURY (WHICH LENDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL OR ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR ANY BORROWER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR ANY BORROWER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; (II) THE RIGHT TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THE LOAN DOCUMENTS OR ANY MATTER RELATING THERETO, EXCEPT FOR COMPULSORY COUNTERCLAIMS; (III) NOTICE PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES AND (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS. EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH SUCH BORROWER. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


     IN WITNESS WHEREOF, EACH BORROWER AND LENDER HAVE SIGNED THIS AGREEMENT ON THE DATE SET FORTH IN THE HEADING.

                                   BORROWERS:

                                   WILLCOX & GIBBS, INC.
                                   WG APPAREL, INC.
ATTEST:                            PARADISE COLOR INC.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary           JOHN K. ZIEGLER, JR.,
                                      Chief Financial Officer


[CORPORATE SEALS]


                                   MACPHERSON MEISTERGRAM, INC.
                                   LEADTEC SYSTEMS, INC.
                                   EMTEX LEASING, INC.
                                   CLINTON MACHINERY CORPORATION
                                   CLINTON MANAGEMENT CORPORATION
                                   CLINTON LEASING CORPORATION
ATTEST:                            CLINTON EQUIPMENT CORP.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary           JOHN K. ZIEGLER, JR.,
                                      Chief Financial Officer


[CORPORATE SEALS]


[Signatures continued on the following page]

                                   J&E SEWING SUPPLIES, INC.
                                   W&G DAON, INC.



                                   By:______________________________
                                      JOHN K. ZIEGLER, JR.,
                                      Vice President and Secretary

[CORPORATE SEALS]

                                   Accepted in New York, New York:

                                   LENDER:

                                   BANC OF AMERICA COMMERCIAL
                                   FINANCE CORPORATION THROUGH ITS
                                   COMMERCIAL FUNDING DIVISION



                                   By:______________________________
                                      Its Authorized Signatory

                                   SCHEDULE A
                          DESCRIPTION OF CERTAIN TERMS

            This Schedule is an integral part of the Loan and Security Agreement dated April ___, 2000, by and among WILLCOX & GIBBS, INC., MACPHERSON MEISTERGRAM, INC., LEADTEC SYSTEMS, INC., EMTEX LEASING CORPORATION, WG APPAREL, INC., CLINTON MACHINERY CORPORATION, CLINTON MANAGEMENT CORP., CLINTON LEASING CORP., CLINTON EQUIPMENT CORP., J&E SEWING SUPPLIES, INC., W&G DAON, INC., and PARADISE COLOR INCORPORATED. and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION THROUGH ITS COMMERCIAL FUNDING DIVISION (the "AGREEMENT").

1. Loan Limits for Revolving Loans:

      (a) Maximum Facility Amount:           An amount equal to (i)  $26,000,000
                                             during the period  from the Closing
                                             Date through October 28, 2000, (ii)
                                             $23,000,000  during the period from
                                             October 29, 2000, through April 28,
                                             2000    and    (iii)    $20,000,000
                                             commencing  on April 29, 2000,  and
                                             at all times thereafter

      (b) Advance Rates:

            (i) Accounts Advance Rate:

                  (A) Eligible Accounts      85%; PROVIDED, that if the Dilution
                      and Eligible Extended  Percentage  with  respect  to  such
                      Accounts:              Accounts exceeds 5.0%, such advance
                                             rate will be  reduced by the number
                                             of  full  or   partial   percentage
                                             points of such excess

                  (B) Eligible Foreign       85% of the  coinsurance  amount (as
                      Accounts:              set  forth  in  Borrower's  foreign
                                             credit     insurance     policies),
                                             PROVIDED,   that  if  the  Dilution
                                             Percentage  with  respect  to  such
                                             Accounts exceeds 5.0%, such advance
                                             rate will be  reduced by the number
                                             of  full  or   partial   percentage
                                             points of such excess

            (ii) Inventory Advance Rates:

                  (A) Eligible Inventory:    The  lesser of (i) 50% of the value
                                             of Eligible Inventory valued at the
                                             lower of cost or market or (ii) 80%
                                             of the value of Eligible  Inventory
                                             valued at the appraised net orderly
                                             liquidation  value (as  defined  in
                                             the    most    recent     inventory
                                             appraisal)

                  (B) Eligible In-Transit    The  lesser of (i) 50% of the value
                      Inventory:             of  Eligible  In-Transit  Inventory
                                             valued  at the  lower  of  cost  or
                                             market  or (ii) 80% of the value of
                                             Eligible   In-  Transit   Inventory
                                             valued at the appraised net orderly
                                             liquidation  value (as  defined  in
                                             the    most    recent     inventory
                                             appraisal)

                  (C) Eligible Leased        The  lesser  of (i)  85% of the net
                      Inventory:             orderly   liquidation   value   (as
                                             determined   by  the  most   recent
                                             inventory   appraisal   of  similar
                                             Inventory)   of   Eligible   Leased
                                             Inventory   or  (ii)   85%  of  the
                                             aggregate  amount  of the  Accounts
                                             generated   from  or   related   to
                                             Eligible  Leased   Inventory  (less
                                             maximum existing or asserted taxes,
                                             discounts,  credits and  allowances
                                             to  the  extent  included  in  such
                                             amount)    multiplied    by    85%,
                                             PROVIDED,   that  if  the  Dilution
                                             Percentage  exceeds 3.0%, such rate
                                             will be  reduced  by the  number of
                                             full or partial  percentage  points
                                             of such excess

                  (iii) Barudan LC Advance   90%  of the  face  amount  of  each
                        Rate:                Barudan    LC;    PROVIDED,    that
                                             Borrowers shall procure and deliver
                                             to   Lender   on  or   before   the
                                             twentieth   day  of   each   fiscal
                                             quarter  a  certificate  signed  by
                                             Barudan stating that Barudan has no
                                             offset   claims  with   respect  to
                                             Barudan LC # 1 or, if Barudan  does
                                             have an offset claim, the amount of
                                             such  offset  claim.  To the extent
                                             Barudan   makes  any  offset  claim
                                             against  Barudan  LC # 1,  Lender's
                                             Advance   Rate  with   respect   to
                                             Barudan  LC # 1 shall  be  equal to
                                             90%  multiplied  by the  sum of the
                                             face  amount of Barudan LC # 1 less
                                             any offset  claimed by Barudan.  In
                                             the event  that  Borrowers  fail to
                                             deliver  to  Lender  the   required
                                             quarterly  certificate from Barudan
                                             as   required   herein,    Lender's
                                             Advance   Rate  with   respect   to
                                             Barudan  LC # 1 shall  be  equal to
                                             45%  multiplied  by the face amount
                                             of  Barudan  LC # 1 until such time
                                             as  the  required   certificate  is
                                             delivered to Lender.

      (c) Accounts Sublimits:

            (i) Eligible Accounts:           Not Applicable

            (ii) Eligible Extended Accounts: An amount  equal to (i)  $1,600,000 during the period  from the Closing
                                             Date through  October 28, 2000, and
                                             (ii)   $1,200,000   at  all   times
                                             thereafter

            (iii) Eligible Foreign Accounts: $3,000,000

      (d) Inventory Sublimits:

            (i) Overall sublimit on          $10,000,000
                advances against Eligible
                Inventory

            (ii) Sublimit on advances        $600,000
                 against Eligible
                 In-Transit Inventory

            (iii) Sublimit on advances       $2,000,000
                  against Eligible
                  Leased Inventory

      (e) Barudan LC Sublimit:               An amount  equal to (i)  $1,200,000
                                             during the period  from the Closing
                                             Date through  July 30,  2000,  (ii)
                                             $500,000 from July 31, 2000 through
                                             January 30,  2001,  and (iii) $0 at
                                             all times after January 30, 2001.

      (f) Credit Accommodation Limit:        $4,000,000

      (g) Permanent Reserve Amount:          Not Applicable

      (h) Overadvance Amount:                Not Applicable

2. Loan Limits for Term Loan

      (a) Principal Amount:

            (i) Equipment Advance            Not Applicable

            (ii) Real Property Advance       Not Applicable

      (b) Repayment Schedule:

            (i) Equipment Advance:           Not Applicable

            (ii) Real Property Advance:      Not Applicable

3. Interest Rates:

      (a) Revolving Loans:                   0.75%  per  annum in  excess of the
                                             Prime Rate

      (b) Term Loan:                         Not Applicable

4. Minimum Loan Amount:                      $17,000,000;   PROVIDED,  that  the
                                             Minimum   Loan   Amount   shall  be
                                             reduced to $15,000,000 at such time
                                             (and at all  times  thereafter)  as
                                             the  Maximum   Facility  Amount  is
                                             reduced to  $23,000,000  or less as
                                             set forth herein

5. Maximum Days:                             90 days

   Maximum days after original INVOICE
   DATE for Eligible Accounts:

6. Fees:

      (a) Closing Fee:                       $125,000 ($62,500 of which was paid
                                             upon issuance and acceptance of the
                                             commitment  letter  and  $62,500 of
                                             which  is due  and  payable  on the
                                             Closing Date)

      (b) Facility Fee:

            (i) First Year of the Initial    $115,000   (.50%  of  the   Maximum
                Term:                        Facility  Amount  in  effect on the
                                             date such  Facility  Fee is due and
                                             payable)

            (ii) Second Year of the Initial  $100,000   (.50%  of  the   Maximum
                 Term:                       Facility  Amount  in  effect on the
                                             date such  Facility  Fee is due and
                                             payable)

            (iii) Renewal Term(s):           $100,000  per  year  (.50%  of  the
                                             Maximum  Facility  Amount in effect
                                             on the date  such  Facility  Fee is
                                             due and payable)

      (c) Servicing Fee:                     $2,000 per month

      (d) Unused Line Fee:                   0.25% per annum

      (e) Minimum Borrowing Fee:

            (i) Applicable period:           Each one year  period from the date
                                             of the Agreement

            (ii) Date payable:               Each anniversary of the date of the
                                             Agreement

      (f) Early Termination Fee:             3.0% of the Maximum Facility Amount
                                             if terminated during the first year
                                             of the  Initial  Term,  2.0% of the
                                             Maximum    Facility    Amount    if
                                             terminated  during the second  year
                                             of the Initial  Term,  and 0.50% of
                                             the  Maximum   Facility  Amount  if
                                             terminated  thereafter and prior to
                                             the    Initial    Maturity    Date;
                                             PROVIDED,  that if after expiration
                                             of a period of 18  months  from the
                                             date   of   the    Agreement    the
                                             Obligations are repaid in full from
                                             financing  received  from  Bank  of
                                             America,  N.A.,  or its  Affiliates
                                             then no Early Termination Fee shall
                                             be due.


      (g) Fees for letters of credit         1.0% per  annum of the face  amount
          and other Credit Accommodations of each open Credit Accommodation, (or guaranties thereof by Lender): plus all costs and fees charged by the issuer

7. Initial Maturity Date:                    April 28, 2003

8. Financial Covenants:

      (a) Capital Expenditure Limitation:    $1,000,000 during the first year of
                                             the Initial Term and $750,000  each
                                             year thereafter

      (b) Maximum Consolidated Cumulative    $750,000 on a  cumulative  pre- tax
          Net Loss:                          basis  (and  before   extraordinary
                                             items),    measured   monthly   and
                                             commencing  on the first day of the
                                             month following the Closing Date

      (c) Limitation on Purchase             $500,000
          Money Security Interests:

      (d) Limitation on Equipment Leases:    $500,000

      (e) Additional Financial Covenants:    None

9. Borrower Information:

      (a) Prior Names of Borrowers:          Willcox
                                             - WG, Inc.

                                             Macpherson
                                             - Geoffrey Macpherson Inc.
                                             - Geoffrey Macpherson, Inc.

                                             Leadtec
                                             - W&G Leadtec of Delaware, Inc.

                                             Emtex
                                             - Embroidery Leasing Corporation

      (b) Prior Trade Names of Borrowers:    None

      (c) Existing Trade Names of            Willcox
          Borrowers:                         - WG Apparel

                                             WG
                                             - Sunbrand
                                             - Unity Sewing  Supply
                                             - Leadtec
                                             - Clinton 21.com
                                             - Macpherson
                                             - WG Original Quality Parts
                                             - E.C. Mitchell

                                             Daon
                                             - Sunbrand

                                             Clinton Machinery
                                             - Clinton Machinery & Supply
                                             - Clinton 21.com

                                             Clinton Management
                                             - Clinton Machinery & Supply
                                             - Clinton 21.com

                                             Clinton Leasing
                                             - Clinton Machinery & Supply
                                             - Clinton 21.com

                                             Macpherson
                                             - Macpherson Meistergram
                                             - The Embroidery Store

                                             Emtex
                                             - ELC

                                             Leadtec
                                             - Leadtec
                                             - Satelite Plus

      (d) Inventory Locations:               900 Milik Street
                                             Carteret, New Jersey 07008

                                             220 South Cotton Street
                                             Andulusia, Alabama 36420

                                             9728 Alburtis Avenue
                                             Sante Fe Springs, California 90670

                                             6800 Owensmouth Avenue
                                             Suite 320
                                             Canoga Park, California 91303

                                             824 East 8th Street
                                             Los Angeles CA, 90021

                                             5800 Miami Lakes Dr.
                                             Miami Lakes FL, 33014

                                             450 NW 27th Street
                                             Miami, Florida 33127

                                             555 NW 24th Street
                                             Miami, Florida 33127

                                             3900 Green Industrial Way
                                             Atlanta, Georgia 30341

                                             1 West Street
                                             Fall River, Massachusetts 02720

                                             88-90 Boston St.
                                             Middleton MA, 01949

                                             496 Gallimore Dairy Road
                                             Greensboro, North Carolina 27409

                                             7965 National Service Road
                                             Greensboro, North Carolina 27419

                                             4740-M Dwight Evans Road
                                             Charlotte, North Carolina 28217

                                             6427 Eastland Road
                                             Brook Park, Ohio 44142

                                             5350 Transportation Blvd., Suite 14
                                             (c\o Caravan Packaging)
                                             Garfield Heights OH, 44125

                                             6427 Eastland Rd. (c\o Fleming-
                                             Shaw Transfer & Storage, Inc.)
                                             Brook Park OH, 44142

                                             830 Fesslers Parkway
                                             Suite 120
                                             Nashville, Tennessee 37224

                                             5354 El Paso Drive
                                             El Paso, Texas 79905

      (e) Other Locations:                   None

      (f) Litigation:                        Phillip Lary Armfield v.
                                             Sunbrand, a Division of
                                             WG Apparel, Inc.
                                             Civil Action No. 1:98 cvs 00559
                                             M.D. of North Carolina
                                             Age discrimination case

                                             Lynda M. Gaines v. Sunbrand, a
                                             Division of WG Apparel, Inc.
                                             Civil Action No. 198 cv 2935
                                             N.D. of Georgia Atlanta Division
                                             Sexual harassment case

                                             Montalvo / Unity Sewing Supply Inc.
                                             Ref No. E99B4382-00se/0340985308
                                             California Department of Fair
                                             Employment & Housing
                                             Potential employment discrimination
                                             suit in which a complaint has been
                                             filed

                                             Advance Machining Inc. vs.
                                             Willcox & Gibbs, Inc.
                                             Civil Action No. 98 CVH 04-3133
                                             (Ohio)
                                             DJ-056709-99 (New Jersey)
                                             Ohio Court of Common Pleas
                                             Superior Court of New Jersey
                                             Judgment has been issued for
                                             $196,990.06 against Willcox &
                                             Gibbs, Inc. in the Common
                                             Pleas Court of Franklin
                                             County, Ohio and a Judgment
                                             has been recorded for $61,419.86
                                             in New Jersey

                                             M&R Printing vs. Willcox &
                                             Gibbs, Inc.
                                             No. 13-118-00980-98
                                             Arbitration before the
                                             American Arbitration
                                             Association in New York
                                             Dispute concerns whether M&R's
                                             products were defective under
                                             its warranties sufficient to
                                             justify W&G to withhold
                                             payment of $122,000

                                             Willcox & Gibbs, Inc.
                                             Small claims action against
                                             Willcox & Gibbs, Inc. on
                                             Series B Notes

                                             Speedway Printing  Inc. d/b/a
                                             Gabol Printing vs. Clinton
                                             Leasing Corp., The Manifest
                                             Group, Ideal Equipment Co. Ltd.
                                             Case No. 96S11101 (Division 13)
                                             17th Judicial Circuit
                                             (Brower County)
                                             Contract breach, fraudulent conduct

      (g) Ownership of Borrowers:            Willcox is a publicly owned
                                             corporation For all other Borrowers
                                             see clause (h) below

      (h) Subsidiaries (and ownership
          thereof):

Willcox - 100% of WG

                                      WG     -  100% of Macpherson
                                             -  100% of Leadtec
                                             -  100% of Emtex
                                             -  100% of Daon
                                             -  100% of J&E
                                             -  100% of Clinton Machinery
                                             -  100% of Clinton Management

                                             -  100% of Clinton Leasing
                                             -  100% of Clinton Equipment
                                             -  100% of Paradise
                                             -  100% of Willcox & Gibbs, Ltd.
                                             -  100% of Sunbrand S.A. de C.V.
                                             -  100% of Sunbrand Caribe S.A.
                                             -  100% of Sunbrand de
                                                Columbia E.U.
                                             -  100% of Sunbrand Honduras, S.A.
                                             -  90% of Unity de Colombia
                                             -  50% of Clinton de Mexico

                                             Willcox & Gibbs, Ltd.
                                             -  100% of Eildon Electronics Ltd.
                                             -  100% of MEC
                                                (Sewing Machines) Ltd.
                                             -  50% of Hopkins-Willcox Ltd.

                                             Macpherson
                                             - 50% of Veristitch, Inc.

            (i) Facsimile Numbers:

                  Borrower:                  732-541-6249

                  Lender:                    212 597-1675

      (j) Chief Executive Office of          900 Milik Street
          each Borrower:                     Carteret, New Jersey 07008

10. Description of Real Property:            88-90 Boston Street

                                             Middletown, Massachusetts

11. Lender's Bank:                           Bank One, N.A.
                                             One First National Plaza
                                             Chicago, Illinois

12. Other Covenants:                    (i)  Borrowers   agree  that  Lender  or
                                             independent  appraisers  acceptable
                                             to Lender may (at Lender's  option)
                                             conduct  appraisals  of  Borrowers'
                                             Inventory once every six (6) months
                                             and that Borrower  shall pay all of
                                             the costs and expenses arising from
                                             such appraisals.

                                        (ii) On or  before  45  days  after  the
                                             Closing   Date,   WG   shall   have
                                             consummated  the sale of all assets
                                             of one of the  divisions of WG to a
                                             Person  acceptable  to Lender for a
                                             sale  price  of not  less  than the
                                             aggregate     amount    of    Loans
                                             outstanding   on  such   date  with
                                             respect  to the  assets  being sold
                                             and   on   terms   and   conditions
                                             acceptable to Lender,  and WG shall
                                             have  delivered  or  caused  to  be
                                             delivered  to Lender a (i) a Letter
                                             of  Credit  in form  and  substance
                                             satisfactory   to   Lender   naming
                                             Lender as  beneficiary  in the face
                                             amount  of the  purchase  price and
                                             (ii) an  assignment  of WG's rights
                                             and  sums  due   under   such  sale
                                             agreement and an  acknowledgment of
                                             such assignment from the purchaser,
                                             each   in   form   and    substance
                                             satisfactory to Lender.

                                        (iii)Prior to any permitted  sale of any
                                             Emtex Leases as provided for in the
                                             Agreement,  Borrowers  shall at all
                                             times  maintain the Emtex Leases in
                                             such manner and at such location as
                                             Lender  may  approve  in  its  sole
                                             discretion, and upon the occurrence
                                             of an  Event  of  Default,  at  the
                                             request  of Lender,  shall  deliver
                                             the  originals of such Emtex Leases
                                             to  Lender   pursuant  to  Lender's
                                             written instructions.

                                        (iv) On or  before  60  days  after  the
                                             Closing Date,  each Borrower  shall
                                             have   established  a  new  blocked
                                             account or lockbox arrangement with
                                             a bank  acceptable to Lender and on
                                             terms acceptable to Lender,  in its
                                             sole discretion.

                                        (v)  On or  before  10  days  after  the
                                             Closing Date,  Borrowers shall have
                                             deposited  all of the Emtex  Leases
                                             in a safety deposit box established
                                             by Lender.

13. Exceptions to Negative Covenants:        Notwithstanding   anything  to  the
                                             contrary    in    the    Agreement,
                                             Borrowers  may (i) lease  Inventory
                                             which is or is to be the subject of
                                             an Eligible Emtex Lease,  (ii) sell
                                             the Emtex Leases  provided that all
                                             of the Emtex Lease Sale  Conditions
                                             have been  satisfied  and (iii) for
                                             so  long  as no  Event  of  Default
                                             exists and after giving  Lender not
                                             less  than  ten  (10)  days   prior
                                             written   notice,   (A)   sell   or
                                             otherwise  dispose of  obsolete  or
                                             slow moving  Inventory of Borrowers
                                             with an aggregate fair market value
                                             not to exceed $100,000 and (B) sell
                                             or   otherwise   dispose  of  other
                                             obsolete or slow  moving  Inventory
                                             of such Borrower, provided that the
                                             sale  price is not less than 80% of
                                             the net orderly  liquidation  value
                                             of such Collateral and other assets
                                             and the proceeds from such sale are
                                             promptly  remitted  to  Lender  for
                                             application       against       the
                                             Obligations.

      IN WITNESS WHEREOF, each Borrower and Lender have signed this Schedule A on the date set forth in the heading of the Agreement.

                                   BORROWERS:

                                   WILLCOX & GIBBS, INC.
                                   WG APPAREL, INC.
ATTEST:                            PARADISE COLOR INC.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary          JOHN K. ZIEGLER, JR.,
                                     Chief Financial Officer


[CORPORATE SEALS]


                  [Signatures continued on the following page]

                                   MACPHERSON MEISTERGRAM, INC.
                                   LEADTEC SYSTEMS, INC.
                                   EMTEX LEASING, INC.
                                   CLINTON MACHINERY CORPORATION
                                   CLINTON MANAGEMENT CORPORATION
                                   CLINTON LEASING CORPORATION
ATTEST:                            CLINTON EQUIPMENT CORP.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary        JOHN K. ZIEGLER, JR.,
                                   Chief Financial Officer


[CORPORATE SEALS]


                                   J&E SEWING SUPPLIES, INC.
                                   W&G DAON, INC.



                                   By:______________________________
                                      JOHN K. ZIEGLER, JR.,
                                      Vice President and Secretary


[CORPORATE SEALS]


                                   Accepted in New York, New York:

                                   LENDER:

                                   BANC OF AMERICA COMMERCIAL
                                   ITS COMMERCIAL FUNDING DIVISION



                                   By:______________________________
                                      Its Authorized Signatory

                                   SCHEDULE B
                                   DEFINITIONS

      This Schedule is an integral part of the Loan and Security Agreement dated April ___, 2000, by and among WILLCOX & GIBBS, INC., MACPHERSON MEISTERGRAM, INC., LEADTEC SYSTEMS, INC., EMTEX LEASING CORPORATION, WG APPAREL, INC., CLINTON MACHINERY CORPORATION, CLINTON MANAGEMENT CORP., CLINTON LEASING CORP., CLINTON EQUIPMENT CORP., J&E SEWING SUPPLIES, INC., W&G DAON, INC., and PARADISE COLOR INCORPORATED and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION THROUGH ITS COMMERCIAL FUNDING DIVISION (the "AGREEMENT").

As used in the Agreement, the following terms have the following meanings:

      "ACCOUNT" means any right to payment for Goods sold (but not leased) or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.

      "ACCOUNT DEBTOR" means the obligor on an Account or Chattel Paper.

      "ACCOUNT PROCEEDS" has the meaning set forth in Section 4.1.

      "AFFILIATE" means, with respect to any Person, a relative, partner, shareholder, member, manager, director, officer, or employee of such Person, any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person or any other Person affiliated, directly or indirectly, by virtue of family membership, ownership, management or otherwise.

      "AFFILIATE SALE BALANCE" means the intercompany balance as shown on Borrowers' books with respect to sales of Inventory at any time made from Borrowers to any Affiliates of Borrowers (and which shall include the Current Affiliate Sales Balance).

      "AFFILIATE SALE CONDITIONS - LEVEL 1" means the following conditions, the satisfaction of each in a manner satisfactory to Lender is a condition precedent to any sale of Inventory by Borrowers to any Affiliate of Borrowers: (i) no Default or Event of Default exists or would exist as a result of such sale of Inventory to such Borrowers' Affiliates, (ii) Borrowers' Availability at the time of such sale of Inventory to Borrowers' Affiliates is not and after giving effect thereto would not be less than zero, (iii) not more than an amount equal to the Permitted Past Due Sale Balance of the Current Affiliate Sales Balance shall be more than 120 days past the original invoice date (as at any time shown on Borrowers books).

      "AFFILIATE SALE CONDITIONS - LEVEL 2" means the following conditions, the satisfaction of each in a manner satisfactory to Lender is a condition precedent to any sale of Inventory by Borrowers to any Affiliate of Borrowers: (i) no Default or Event of Default exists or would exist as a result of such sale of Inventory to such Borrowers' Affiliates, (ii) Borrowers' Availability at the time of such sale of Inventory to Borrowers' Affiliates is not and after giving effect thereto would not be less than $1,000,000, (iii) Borrowers shall have no past due taxes or accounts payable more than 60 days past due, (iv) not more than an amount equal to the Permitted Past Due Sale Balance of the Current

Affiliate Sales Balance shall be more than 120 days past the original invoice date (as at any time shown on Borrowers books).

      "AGREEMENT" and "THIS AGREEMENT" mean the Loan and Security Agreement of which this Schedule B is a part and the Schedules thereto.

      "APPLICABLE LAW" means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Document in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

      "AVAILABILITY" has the meaning set forth in Section 1.1(a).

      "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. 101 et seq.).

      "BANKRUPTCY PLAN" shall mean the Joint Plan of Reorganization of Willcox & Gibbs, Inc. and certain Subsidiaries dated as of February 24, 2000, including any exhibits or schedules annexed thereto and all amendments and modifications thereto, which was confirmed by an order of the United States Bankruptcy Court for the District of Delaware on April 3, 2000.

      "BARUDAN" means Barudan America, Inc..

      "BARUDAN LC" means those certain irrevocable letters of credit each dated January 20, 2000, in the face amount of $500,000 ("BARUDAN LC # 1") and
$711,834.60, respectively, each issued by National City Bank, Cleveland, Ohio, at the request of Barudan as support for the payment of the Barudan Notes.

      "BARUDAN NOTES" means, collectively, (i) that certain Promissory Notes dated January 20, 2000, executed by Barudan in favor of Willcox in the original principal amount of $711,834.60 and (ii) that certain Promissory Notes dated January 20, 2000, executed by Barudan in favor of Willcox in the original principal amount of $500,000.00.

      "BLOCKED ACCOUNT" has the meaning set forth in Section 4.1.

      "BORROWER" has the meaning set forth in the heading to the Agreement.

      "BORROWER'S ADDRESS" means the address for Borrowers set forth in the heading to the Agreement.

      "BUSINESS DAY" means a day other than a Saturday or Sunday or any other day on which Lender or banks in New York are authorized to close.

      "CHATTEL PAPER" has the meaning set forth in the UCC.

      "CLOSING DATE" means the date on which all of the conditions precedent in Schedule C are satisfied or waived by Lender and the initial Loans are made under the Agreement.

      "COLLATERAL" means all property and interests in property in or upon which a security interest or other Lien is granted pursuant to this Agreement or the other Loan Documents.

      "CONSOLIDATED" means consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

      "CREDIT ACCOMMODATION" has the meaning set forth in Section 1.1(a).

      "CREDIT ACCOMMODATION BALANCE" means the sum of (i) the aggregate undrawn face amount of all outstanding Credit Accommodations and (ii) all interest, fees and costs due or, in Lender's reasonable estimation, likely to become due in connection therewith.

      "CURRENT AFFILIATE SALES BALANCE" means an amount equal to $3,000,000.

      "DEFAULT" means any event which with notice or passage of time, or both, would constitute an Event of Default.

      "DEFAULT RATE" has the meaning set forth in Section 2.1.

      "DEPOSIT ACCOUNT" has the meaning set forth in the UCC.

      "DILUTION PERCENTAGE" means the gross amount of all returns, allowances, discounts, credits, write- offs and similar items relating to each Borrower's Accounts computed as a percentage of such Borrower's gross sales, calculated on either a ninety (90) day rolling average or twelve (12) consecutive month period, whichever yields the highest dilution percentage.

      "DISTRIBUTION AGREEMENTS" means collectively, (i) that certain Distributorship Agreement between Willcox and Barudan dated January 20, 2000,
(ii) that certain Distributorship Agreement between Willcox and Barudan Co., Ltd. dated January 19, 2000, (iii) that certain Distributorship Agreement between Willcox and Pegasus Sewing Machine Mfg. Co. Ltd. dated January 1, 1995, and (iv) that certain Distributorship Agreement between Willcox and G.M. Pfaff AG dated February 15, 2000

      "DOCUMENT" has the meaning set forth in the UCC.

      "DOMESTIC   SUBSIDIARY"  means  a  Subsidiary  of  any  Borrower  that  is incorporated under the laws of a state of the United States or the District of Columbia.

      "EARLY TERMINATION FEE" has the meaning set forth in Section 7.2.

      "ELIGIBLE ACCOUNT" means, at any time of determination, an Account of any Borrower which satisfies the general criteria set forth below and which is otherwise acceptable to Lender acting in good faith (PROVIDED, that Lender may, in its sole discretion exercised in good faith, change the general criteria for acceptability of Eligible Accounts upon at least fifteen (15) days' prior notice to Borrowers). An Account shall be deemed to meet the current general criteria if (i) neither the Account Debtor nor any of its Affiliates is an Affiliate, creditor or supplier of any Borrower; (ii) it does not remain unpaid more than the number of days after the original INVOICE DATE set forth in Section 5(a) of Schedule A; (iii) not more than 50% of all of the Accounts owing to any Borrower by such Account Debtor or its Affiliates are more than 120 days past the original invoice date; (iv) all Accounts owing by the Account Debtor or its Affiliates do not represent more than (A) 10% of all otherwise Eligible Accounts during the period from the Closing Date through October 28, 2000 (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause
(iv)(A) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 10% of all otherwise Eligible Accounts) or (B) 15% of all otherwise Eligible Accounts at all times after October 28, 2000 (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause (iv)(B) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 15% of all otherwise Eligible Accounts);
(v) no covenant, representation or warranty contained in this Agreement with respect to such Account (including any of the representations set forth in
Section 5.4) has been breached; (vi) the Account is not subject to any contra relationship, counterclaim, dispute, set-off, asserted taxes, discounts, credits or allowances (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause (vi) shall be considered Eligible Accounts to the extent of the amount thereof which is not affected by such contra relationships, counterclaims, disputes, set-offs, asserted taxes, discounts, credits or allowances); (vii) the Account Debtor's chief executive office or principal place of business is not located outside the United States or Provinces of Canada which have adopted the Personal Property Security Act or a similar act;
(viii) it is absolutely owing to a Borrower and does not arise from a sale on a bill-and-hold, guarantied sale, sale-or-return, sale-on-approval, consignment, retainage or any other repurchase or return basis or consist of progress billings; (ix) to the extent deemed necessary by Lender, in its sole discretion, Lender shall have verified the Account in a manner satisfactory to Lender; (x) the Account Debtor is not the United States of America or any state or political subdivision (or any department, agency or instrumentality thereof), unless the applicable Borrower has complied with the Assignment of Claims Act of 1940 (31 U.S.C. 203 et seq.) or other applicable similar state or local law in a manner satisfactory to Lender; (xi) it is at all times subject to Lender's duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien, and the goods giving rise to such Account (A) were not, at the time of sale, subject to any Lien except Permitted Liens and (B) have been delivered to and accepted by the Account Debtor, or the services giving rise to such Account have been performed by a Borrower and accepted by the Account Debtor; (xii) the Account is not evidenced by Chattel Paper or an Instrument of any kind and has not been reduced to judgment; (xiii) the Account Debtor's total indebtedness to any Borrower does not exceed the amount of any credit limit established by Borrowers or Lender and the Account Debtor is otherwise deemed to be creditworthy by Lender (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause (xiii) shall be considered Eligible Accounts to the extent the amount of such Accounts does not exceed the lower of such credit limits); (xiv) there are no facts or circumstances existing, or which could reasonably be anticipated to occur, which might result in any material adverse change in the Account Debtor's financial condition or impair or delay the collectibility of all or any portion of such Account; (xv) Lender has been furnished with all documents and other information pertaining to such Account which Lender has requested, or which a Borrower is obligated to deliver to Lender, pursuant to this Agreement; (xvi) a Borrower has not made an agreement with the Account Debtor to extend the time of payment thereof beyond the time periods set forth in clause (ii) above; (xvii) the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to such Account were executed; and (xviii) a Borrower has not posted a surety or other bond in respect of the contract under which such Account arose.

      "ELIGIBLE EQUIPMENT" means, at any time of determination, Equipment owned by a Borrower which Lender, in its sole discretion, deems to be eligible for borrowing purposes.

      "ELIGIBLE EXTENDED ACCOUNT" means an Account of any Borrower that is unpaid more than 90 days after the original invoice date but not more than 120 days after the original invoice date and which would otherwise constitute an Eligible Account or an Eligible Foreign Account except for the fact that the Account is unpaid more than 90 days after the original invoice date.

      "ELIGIBLE FOREIGN ACCOUNT" means any Account of any Borrower owed by an Account Debtor having its chief executive office or principal place of business located outside of the United States or Canada, and (i) for which (A) the Account is fully backed by a letter of credit, guaranty or acceptance acceptable to Lender in its sole discretion, and if backed by a letter of credit, such letter of credit has been issued or confirmed by a bank satisfactory to Lender, is sufficient to cover such Account, and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender or (B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender and (ii) which Account would otherwise constitute an Eligible Account except for the fact that the Account Debtor has its chief executive office or principal place of business located outside of the United States or Canada.

      "ELIGIBLE IN-TRANSIT INVENTORY" means Inventory of any Borrower in transit between locations of Borrowers located in the United States, and which would otherwise constitute Eligible Inventory except for the fact that such Inventory is not situated at an Inventory Location listed in Section 9(d) of Schedule A.

      "ELIGIBLE INVENTORY" means, at any time of determination, Inventory of any Borrower (other than packaging materials and supplies) which satisfies the general criteria set forth below and which is otherwise acceptable to Lender acting in good faith (PROVIDED, that Lender may, in its sole discretion exercised in good faith, change the general criteria for acceptability of Eligible Inventory upon at least fifteen (15) days' prior written notice to Borrowers). Inventory shall be deemed to meet the current general criteria if
(i) it consists of raw materials or finished goods; (ii) it is in good, new (or refurbished) and saleable condition; (iii) it is not slow-moving, obsolete, unmerchantable or returned or repossessed (unless such Borrower has disclosed such returns or repossessions to Lender in writing and such returned or repossessed Inventory is in refurbished condition acceptable to Lender); (iv) it is not in the possession of a processor, consignee or bailee, or located on premises leased or subleased to a Borrower, or on premises subject to a mortgage in favor of a Person other than Lender, unless such processor, consignee, bailee or mortgagee or the lessor or sublessor of such premises, as the case may be, has executed and delivered all documentation which Lender shall require to evidence the subordination or other limitation or extinguishment of such Person's rights with respect to such Inventory and Lender's right to gain access thereto (PROVIDED, that the provisions of this clause (iv) shall not apply with respect to leased or subleased locations or premises of a Borrower if Lender, in its sole and absolute discretion, elects to waive the requirement that such lessor or sublessor deliver to Lender a subordination or other limitation or extinguishment of such lessor's or sublessor's rights with respect to such

Inventory and Lender's right to gain access thereto); (v) it meets all standards imposed by any governmental agency or authority; (vi) it conforms in all respects to any covenants, warranties and representations set forth in the Agreement; (vii) it is at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien; (viii) it is not leased to any Person; and (ix) it is situated at an Inventory Location listed in Section 9(d) of Schedule A or other location of which Lender has been notified as required by Section 5.6.

      "ELIGIBLE LEASED INVENTORY" means Inventory of any Borrower that (i) is leased to any Person and with respect to which (A) the lease payments with respect to such Inventory are not more than three (3) payments past due pursuant to the underlying lease arrangement between such Borrower and such Person (the "Lease Agreement"), (B) such Borrower has provided Lender with the underlying lease agreement not less than ten (10) days prior to the commencement of the lease relating to such Inventory, and such lease is an Emtex Lease or Lender has reviewed and found acceptable, in its sole discretion, such underlying lease agreement, (C) such Borrower has directed the lessee in writing to remit all payments under the lease directly to Lender or the Lock Box, (D) the underlying lease agreement has not been sold, otherwise disposed of or encumbered by Borrower and (E) the original of the underlying lease has been delivered to Lender or to a third party acceptable to Lender pursuant to arrangements acceptable to Lender in its sole discretion; and (ii) which would otherwise constitute Eligible Inventory except for the fact that such Inventory is leased and located at the location of the lessee.

      "ELIGIBLE REAL PROPERTY" means, at any time of determination, Real Property owned by a Borrower which Lender, in its sole discretion, deems to be eligible for borrowing purposes.

      "EMTEX LEASE" means a lease of Inventory by Emtex under the terms of a lease agreement in the form of Exhibit A attached hereto, or such other form as Lender may approve in its sole and absolute discretion.

      "EMTEX LEASE SALE CONDITIONS" means the following conditions, the satisfaction of each in a manner satisfactory to Lender is a condition precedent to any sale of any Emtex Lease: (i) no Event of Default exists, (ii) Borrowers shall have provided Lender a list of all Emtex Leases being sold not less than ten (10) days prior to such sale, (iii) the underlying purchase agreement with respect to such sale shall be in the form of Exhibit B attached hereto, or such other form as Lender may approve in its sole and absolute discretion, (iv) the sale price of such Emtex Lease shall not be less than the product of (A) the Inventory Advance Rate for Eligible Leased Inventory set forth in Section 1(b)(ii) of Schedule A multiplied by (B) the Eligible Leased Inventory with is the subject of such sale and (iv) Borrowers shall have directed the purchaser of such Emtex Leases in writing to make all payments owing to Borrowers as a result of such sale directly to Lender or the Lock Box.

      "EQUIPMENT" means all Goods which are used or bought for use primarily in business (including farming or a profession) or by a Person who is a non-profit organization or governmental subdivision or agency and which are not Inventory, farm products or consumer goods, including all machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dies and jigs, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to, or spare parts for, any of the foregoing.

      "EQUIPMENT ADVANCE" has the meaning set forth in Section 1.1(b).

      "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules, regulations and orders promulgated thereunder.

      "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

      "FOREIGN SUBSIDIARY" means a Subsidiary of any Borrower that is not incorporated under the laws of a state of the United States or the District of Columbia.

      "GAAP" means generally accepted accounting principles as in effect from time to time, consistently applied.

      "GENERAL INTANGIBLES" has the meaning set forth in the UCC, and includes all books and records pertaining to the Collateral and other business and financial records in the possession of a Borrower or any other Person, inventions, designs, drawings, blueprints, patents, patent applications, trademarks, trademark applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, causes of action and other rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, internet addresses, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, letters of credit, banker's acceptances and guaranties, computer programs, discs, tapes and tape files in the possession of a Borrower or any other Person, claims under guaranties, security interests or other security held by or granted to such Borrower, all rights to indemnification and all other intangible property of every kind and nature.

      "GOODS" means all things which are movable at the time the security interest attaches or which are fixtures (other than money, Documents, Instruments, Investment Property, Accounts, Chattel Paper, General Intangibles, or minerals or the like (including oil and gas) before extraction), including standing timber which is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, and growing crops.

      "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national, foreign or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

      "INITIAL TERM" has the meaning set forth in Section 7.1.

      "INSTRUMENT" has the meaning set forth in the UCC.

      "INVENTORY" means all Goods held for sale or lease or furnished or to be furnished under contracts of service, including all raw materials, work in process, finished goods, goods in transit and materials and supplies which are or might be used or consumed in a business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such Goods, and all products of the foregoing, and shall include interests in Goods represented by Accounts, returned, reclaimed or repossessed goods and rights as an unpaid vendor.

      "INVESTMENT PROPERTY" means all of any Borrower's securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodity contracts and commodity accounts.

      "LENDER" has the meaning set forth in the heading to the Agreement.

      "LIEN" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract, including rights of sellers under conditional sales contracts or title retention agreements and reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purpose of this Agreement, each Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

      "LOAN ACCOUNT" has the meaning set forth in Section 2.4.

      "LOAN DOCUMENTS" means the Agreement and all notes, guaranties, security agreements, certificates, landlord's agreements, Lock Box and Blocked Account agreements and all other agreements, documents and instruments now or hereafter executed or delivered by any Borrower or any Obligor in connection with, or to evidence the transactions contemplated by, this Agreement.

      "LOAN LIMITS" means, collectively, the Availability limits and all other limits on the amount of Loans and Credit Accommodations set forth in the Agreement."Loans" means, collectively, the Revolving Loans and any Term Loan.

      "LOCK BOX" has the meaning set forth in Section 4.1.

      "MATURITY DATE" has the meaning set forth in Section 7.1.

      "MATERIAL ADVERSE EFFECT" means the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, properties or condition (financial or otherwise) of any of Willcox, Macpherson, Leadtec, Emtex, WG or Clinton Management or of the Borrowers and their Subsidiaries taken as a whole; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Lender with respect to such Collateral or the priority of any such Liens; (iv) materially impairs the ability of any other Obligor to perform its obligations under the Agreement or any of the other Loan Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

      "NEW LC" means the Standby Letter of Credit to be issued in connection with the sale of a division of WG as set forth in Item 14 of Schedule C to this Agreement.

      "NEW LC LOAN CONDITIONS" means the following conditions, the satisfaction of each of which is a condition precedent to Lender's obligation to make any Loan against the New LC: (i) no Default or Event of Default exists, (ii) the New LC shall be in an amount and in form and substance satisfactory to Lender, in its sole discretion, (iii) the New LC shall be issued naming Lender as beneficiary or all payments due to WG under the New LC shall be payable solely and directly to Lender.

      "OBLIGATIONS" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by any Borrower to Lender, whether evidenced by or arising under the Agreement or any other Loan Document, whether arising from an extension of credit, opening of a Credit Accommodation, guaranty, indemnification or otherwise (including all fees and other amounts which may be owing to issuers of Credit Accommodations and all taxes, duties, freight, insurance, costs and other expenses, costs or amounts payable in connection with Credit Accommodations or the underlying goods), whether direct or indirect (including those acquired by assignment and any participation by Lender in any Borrower's indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, reasonable attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, Early Termination Fees, Minimum Borrowing Fees and any other sums chargeable to any Borrower under the Agreement or under any other Loan Document.

      "OBLIGOR" means any guarantor, endorser, acceptor, surety or other person liable on, or with respect to, the Obligations or who is the owner of any property which is security for the Obligations, other than a Borrower.

      "PERMITTED LIENS" means: (i) purchase money security interests in specific items of Equipment in an aggregate amount not to exceed the limit set forth in
Section 8(c) of Schedule A; (ii) leases of specific items of Equipment in an aggregate amount not to exceed the limit set forth in Section 8(d) of Schedule A; (iii) Liens for taxes not yet due and payable or that are being contested in good faith by any Borrower through appropriate proceedings and for which such Borrower has implemented appropriate reserves in accordance with GAAP; (iv) additional Liens which are fully subordinate to the security interests of Lender and are consented to in writing by Lender; (v) security interests being terminated concurrently with the execution of this Agreement; (vi) Liens of materialmen, mechanics, warehousemen or carriers arising in the ordinary course of business and securing obligations which are not delinquent; (vii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (i) or (ii) above; PROVIDED, that any extension, renewal or replacement Lien is limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (ix) security deposits posted in connection with real property leases or subleases; (x) cash pledges or deposits to secure (A) obligations under workmens's compensation laws or similar legislation or (B) public or statutory obligations of any Borrower;
(xi) zoning restrictions, easements, licenses, covenants, reservations, utility company rights, restrictions on the use of real property or minor irregularities of title incident thereto which do not in the aggregate materially detract from the value of the property or assets of any Borrower and its Subsidiaries, taken as a whole, or which could not reasonably be expected to have a Material Adverse Effect; and (xii) cash pledges or cash collateral to secure letters of credit currently outstanding with The CIT Group/Business Credit, Inc. ("CIT"), in an amount not to exceed 105% of the face amount of the letters of credit currently outstanding and which cash shall be released by CIT on the conditions set forth in the cash collateral and release agreement between certain of the Borrowers and CIT dated on or about the date hereof, a copy of which has been delivered to Lender. Lender will have the right to require, as a condition to its consent under clause (iv) above, that the holder of the additional Lien sign an intercreditor agreement in form and substance satisfactory to Lender, in its sole discretion, acknowledging that the Lien is subordinate to the security interests of Lender, and agreeing not to take any action to enforce its subordinate Lien so long as any Obligations remain outstanding, and that all Borrowers agree that any uncured default in any obligation secured by the subordinate Lien shall also constitute an Event of Default under this Agreement.

      "PERMITTED PAST DUE SALE BALANCE" shall mean an amount equal to (i) $2,600,000 from the Closing Date through the date forty- five (45) days from the Closing Date and (ii) $2,100,000 at all times thereafter.

      "PERSON" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, government or any agency or political division thereof, or any other entity.

      "PRIME RATE" means, at any given time, the prime rate as quoted in THE WALL STREET JOURNAL (EASTERN EDITION) as the base rate on corporate loans posted as of such time by at least 75% of the nation's 30 largest banks (which rate is not necessarily the lowest rate offered by such banks).

      "REAL PROPERTY" means the real property described in Section 10 of Schedule A.

      "REAL PROPERTY ADVANCE" has the meaning set forth in Section 1.1(b).

      "RELEASED PARTIES" has the meaning set forth in Section 6.1.

      "RENEWAL TERM" has the meaning set forth in Section 7.1.

      "RESERVES" has the meaning set forth in Section 1.2.

      "REVOLVING LOANS" has the meaning set forth in Section 1.1(a).

      "SALE" has the meaning set forth in Section 8.2.

      "SUBSIDIARY" means any corporation or other entity of which a Person owns, directly or indirectly, through one or more intermediaries, more than 50% of the capital stock or other equity interest at the time of determination.

      "TERM" means the period commencing on the date of this Agreement and ending on the Maturity Date.

      "TERM LOAN" has the meaning set forth in Section 1.1(b).

      "UCC" means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York.

      All accounting terms used in the Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in the Agreement, unless otherwise indicated, shall have the meanings provided by the UCC, to the extent such terms are defined therein. The term "including," whenever used in the Agreement, shall mean "including, but not limited to." The singular form of any term shall include the plural form, and vice versa, when the context so requires. References to Sections, subsections and Schedules are to Sections and subsections of, and Schedules to, the Agreement. All references to agreements and statutes shall include all amendments, modifications, extensions, replacements and restatements thereto and successor statutes in the case of statutes.

      IN WITNESS WHEREOF, each Borrower and Lender have signed this Schedule B on the date set forth in the heading to the Agreement.

                                   BORROWERS:

                                   WILLCOX & GIBBS, INC.
                                   WG APPAREL, INC.
ATTEST:                            PARADISE COLOR INC.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary           JOHN K. ZIEGLER, JR.,
                                      Chief Financial Officer


[CORPORATE SEALS]

                  [Signatures continued on the following page]

                                   MACPHERSON MEISTERGRAM, INC.
                                   LEADTEC SYSTEMS, INC.
                                   EMTEX LEASING, INC.
                                   CLINTON MACHINERY CORPORATION
                                   CLINTON MANAGEMENT CORPORATION
                                   CLINTON LEASING CORPORATION
ATTEST:                            CLINTON EQUIPMENT CORP.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary          JOHN K. ZIEGLER, JR.,
                                     Chief Financial Officer


[CORPORATE SEALS]


                                   J&E SEWING SUPPLIES, INC.
                                   W&G DAON, INC.



                                   By:______________________________
                                      JOHN K. ZIEGLER, JR.,
                                      Vice President and Secretary


[CORPORATE SEALS]


                                   Accepted in New York, New York:

                                   LENDER:

                                   BANC OF AMERICA COMMERCIAL
                                   ITS COMMERCIAL FUNDING DIVISION



                                   By:______________________________
                                      Its Authorized Signatory

                                   SCHEDULE C
                              CONDITIONS PRECEDENT

      This Schedule is an integral part of the Loan and Security Agreement dated April ___, 2000, by and among WILLCOX & GIBBS, INC., MACPHERSON MEISTERGRAM, INC., LEADTEC SYSTEMS, INC., EMTEX LEASING CORPORATION, WG APPAREL, INC., CLINTON MACHINERY CORPORATION, CLINTON MANAGEMENT CORP., CLINTON LEASING CORP., CLINTON EQUIPMENT CORP., J&E SEWING SUPPLIES, INC., W&G DAON, INC., and PARADISE COLOR INCORPORATED and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION THROUGH ITS COMMERCIAL FUNDING DIVISION (the "AGREEMENT").

      Lender's obligation to make any Loans or Credit Accommodations under the Loan Agreement is subject to the satisfaction of all of the conditions precedent set forth on this Schedule C, all in form and substance satisfactory to Lender in its sole discretion.

      o No Event of Default exists at the time, or would result from the funding, of any Loan or other extension of credit.

      o Each of the Loan Documents shall have been duly executed and delivered to Lender by each of the signatories thereto, and each Borrower shall be in compliance with all of the terms thereof.

      o Lender shall have received copies of all filing receipts or acknowledgments issued by any Governmental Authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence that such Liens constitute valid and perfected security interests and Liens, and that there are no other Liens upon any Collateral except for Permitted Liens.

      o Lender shall have received resolutions of the board of directors of each Borrower authorizing the transactions set forth in the Loan Agreement, copies of each Borrower's bylaws and all amendments thereto, and copies of the articles of incorporation and other organizational documents of each Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate officials of the jurisdiction of each Borrower's states of organization.

      o Lender shall have received good standing certificates for each Borrower, issued by the Secretary of State or other appropriate official of such Borrower's jurisdiction of organization and each jurisdiction where the conduct of such Borrower's business activities or ownership of its property necessitates qualification.

      o Lender shall have received and found acceptable in all respects any and all modifications, amendments or changes to the form of Bankruptcy Plan delivered to Lender and attached hereto as Exhibit C, and the Bankruptcy Plan shall have been confirmed by a confirmation order issued by the Bankruptcy Court and a period of not less than eleven (11) days shall have expired since the issuance of such confirmation order without any objections or appeals having been filed with respect thereto.

      o Lender shall have received a first priority Mortgage or Deed to Secure Debt with respect to Borrowers' Real Property located at 88-90 Boston Street, Middletown, Massachusetts.

      o Lender shall have received the Note Pledge Agreements for the Barudan Notes held by Borrowers.

      o Lender shall have received the original stock certificates for all Domestic Subsidiaries and Foreign Subsidiaries (with respect to the Foreign Subsidiaries, limited to 65%) and Stock Pledge Agreements for all Foreign Subsidiaries (with respect to the Foreign Subsidiaries, limited to 65%).

      o Lender shall have determined that immediately after Lender has made the initial Loans and Credit Accommodations to be made on the Closing Date and Borrowers have paid (or made provision for payment of) all closing costs incurred in connection with the Agreement, and after giving effect to the other transactions to occur on the Closing Date (i) Borrowers have no post-petition accounts payable more than sixty (60) days past due, (ii) Borrowers' have no past due taxes and (iii) Borrowers' Availability is not less than $2,800,000. For purposes hereof, the term "Availability" shall include lockbox cash receipts, less any outstanding checks and/or book overdrafts.

      o Borrowers' shall have a Consolidated Tangible Net Worth on the Closing Date of not less than $3,500,000. For purposes hereof, the term "Consolidated Tangible Net Worth" means Borrowers' Consolidated total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a Consolidated balance sheet of Borrowers prepared in accordance with GAAP, after deducting therefrom the amount of all intangible items reflected therein, all in accordance with GAAP.

      o Lender shall have received and found acceptable the Barudan LCs, and all payments due to Borrowers under such Barudan LCs shall be payable solely and directly to Lender or such Baradan LCs shall be transferred and assigned to Lender.

      o Lender shall have received and found acceptable (i) the Sale and Purchase agreement of a division of WG, (ii) resolutions of the board of directors of WG approving such sale and (iii) the form of letter of credit naming Lender as beneficiary to be issued by the purchaser in the face amount of not less than the net value of the Collateral being sold.

      o To the extent requested by Lender, Lender shall have received a Debt Subordination Agreement with respect to any debt of Borrowers not specifically permitted under the Agreement.

      o Lender shall have received and found acceptable certified copies of Borrowers' foreign accounts receivable credit insurance policies in an amount not less than $3,000,000, and Lender shall have received of an assignment of such insurance policies.

      o Lender shall have received the original life insurance policy in an amount not less than $2,000,000 on the life of John Ziegler, Sr. and an assignment of such insurance policy to Lender.

      o Lender shall have reviewed and found acceptable copies of all Emtex Leases from Borrowers and the originals of the underlying Emtex Leases shall have been delivered to Lender or to a third party acceptable to Lender pursuant to arrangements acceptable to Lender in its sole discretion.

      o Lender shall have received Landlord waivers with respect to each Borrower's leased premises from each Borrower's landlords, to the extent required by Lender.

      o Lender shall have received a favorable, written opinions of Hughes Hubbard & Reed, LLP, Emtex's local Georgia counsel and Macpherson's local North Carolina counsel.

      o     Lender  shall have  received  certified  copies of the  property and casualty insurance policies, insurance certificates regarding such insurance with respect to the Collateral, together with loss payable endorsements on Lender's standard form of lender's loss payee endorsement naming Lender as loss payee with respect to each such policy and certified copies of each Borrower's liability insurance policies, including product liability policies, together with endorsements naming Lender as an additional insured, all as required by the Loan Documents.

      o Lender shall have received the duly executed agreements establishing the Lockbox Account with a financial institution acceptable to Lender for the collection or servicing of the Accounts.

      o Lender shall have received assurances satisfactory to it that there are no threats of strikes or work stoppages by any employees, or organization of employees, of any Borrower which Lender reasonably determines may have a Material Adverse Effect.

      o Lender shall have determined that none of the Loan Documents or any of the transactions contemplated thereby violate any Applicable Law, court order or agreement binding upon any Borrower.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each Borrower and Lender have signed this Schedule C on the date set forth in the heading to the Agreement.

                                   BORROWERS:

                                   WILLCOX & GIBBS, INC.
                                   WG APPAREL, INC.
ATTEST:                            PARADISE COLOR INC.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary           JOHN K. ZIEGLER, JR.,
                                      Chief Financial Officer


[CORPORATE SEALS]


                                   MACPHERSON MEISTERGRAM, INC.
                                   LEADTEC SYSTEMS, INC.
                                   EMTEX LEASING, INC.
                                   CLINTON MACHINERY CORPORATION
                                   CLINTON MANAGEMENT CORPORATION
                                   CLINTON LEASING CORPORATION
ATTEST:                            CLINTON EQUIPMENT CORP.



______________________________     By:______________________________
MARY-ANNE KIERAN, Secretary           JOHN K. ZIEGLER, JR.,
                                      Chief Financial Officer


[CORPORATE SEALS]


                                   J&E SEWING SUPPLIES, INC.
                                   W&G DAON, INC.



                                   By:______________________________
                                      John K. Ziegler, Jr.,
                                      Vice President and Secretary


[CORPORATE SEALS]


[Signatures continued on the following page]

Accepted in New York, New York:

                                   LENDER:

                                   BANC OF AMERICA COMMERCIAL
                                   ITS COMMERCIAL FUNDING DIVISION



                                   By:______________________________
                                      Its Authorized Signatory

                                    EXHIBIT A

                        SEE ATTACHED FORM OF EMTEX LEASE

                                    EXHIBIT B

              SEE ATTACHED FORM OF EMTEX LEASE PURCHASE AGREEMENTS

                [SEE ATTACHED CIT AND TEXTRON PROGRAM AGREEMENTS]

                                    EXHIBIT C

                      SEE ATTACHED FORM OF BANKRUPTCY PLAN